UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02064
PAX WORLD FUNDS SERIES TRUST I

(Exact name of registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH	03801

(Address of principal executive offices)	(Zip code)
Pax World Management Corp.
30 Penhallow Street, Suite 400, Portsmouth, NH 03801
Attn.: Joseph Keefe

(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-767-1729
Date of fiscal year end: December 31
Date of reporting period: 06/30/09
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Annual Report to Shareholders

PAX WORLD BALANCED FUND	June 30, 2009
PAX WORLD GROWTH FUND
PAX WORLD SMALL CAP FUND
PAX WORLD INTERNATIONAL FUND
PAX WORLD HIGH YIELD BOND FUND
PAX WORLD WOMEN’S EQUITY FUND
PAX WORLD GLOBAL GREEN FUND

For More Information
General Fund Information
800.767.1729
Shareholder Account Information
800.372.7827
Account Inquiries
Pax World
P.O. Box 9824
Providence, RI 02940-8024
Investment Adviser
Pax World Management Corp.
30 Penhallow Street, Suite 400
Portsmouth, NH 03801
Transfer and
Dividend Disbursing Agent
PNC Global Investment Servicing
P.O. Box 9824
Providence, RI 02940-8024
Custodian
State Street Bank
and Trust Company
225 Franklin Street
Boston, MA 02110

Letter to Shareholders
by Joseph Keefe, President & CEO
Dear fellow shareholders,
It was the best of times, it was the worst of times. It’s hard not to quote Dickens at a time like this. Truly, the first half of 2009 has been a challenging, see-saw period for investors. The first two plus months of the year—up to and including the market nadir on March 9—witnessed a continuation of the free-fall market sell-off that characterized the last four months of 2008. Then, suddenly the market turned, and during the second quarter of 2009 the S&P 500 was up 15.93%.
There is a debate raging between bulls and bears about what all of this means. Or perhaps we should say between those who are becoming a little more bullish, or optimistic, and those who remain decidedly bearish/pessimistic. True bulls—of the “Dow 30,000” variety—seem to have disappeared, along with the reckless appetite for risk and leverage that helped pave the way for this crisis. That’s probably a good thing. Perhaps a modicum of humility and restraint will return to markets—and to financial professionals. But suffice it to say that investor sentiment has thawed and that a degree of (cautious) optimism is creeping back into equity and bond markets.
At Pax World, we side with the cautious optimists. If you read our portfolio manager commentaries in these pages, you will note that, as a group, they believe we are beginning to see the opportunities that can arise following a sustained period of reduced valuations and prices. Moreover, although their absolute and relative performance obviously varied, I am pleased to report that all seven Pax World Funds delivered positive year-to-date returns through June 30, 2009—a welcome departure from the second half of 2008 and even the first few months of 2009.
Regarding the future, despite continued unemployment and other challenges, there are signs that the larger economy may be finding its way to the bottom of this recession and the beginnings of a recovery. It is also starting to look like the policies of the Fed, combined with the Obama administration’s stimulus package and government intervention to shore up troubled industries (banks, auto manufacturers) are policies that may have staved off an even deeper recession—or even depression—and are beginning to yield positive benefits.

There remain serious questions about whether the bank bailouts and other actions were a good deal for taxpayers, or whether they will prove positive or detrimental over the long term. We also still don’t know what ultimate shape new financial regulations will take: will there be serious long-term fixes or simply a return to business-as-usual, setting the stage for future bubbles that, alas, must also inevitably burst? There are certainly some disturbing signs that Wall Street is quickly returning to its profligate ways. However, there are also signs that positive steps are being taken to prevent this sort of financial debacle from happening again. And there are certainly signs that a recovery is taking shape—a tepid or muted recovery, perhaps, but a recovery just the same.
On the Sustainable Investing front, I am pleased to report that there have been some very positive developments coming from our nation’s capital. These include a new Chair of the Securities and Exchange Commission (SEC), Mary Schapiro, who seems committed to reform—including giving shareholders access to the corporate proxy ballot to nominate directors, something Pax World has advocated for many years. The SEC is also considering rulemaking and has requested public comment on so-called “say-on-pay” provisions that would allow shareholders to cast an annual, nonbinding advisory vote on executive compensation. We are hopeful that financial regulators will see the wisdom of giving shareholders a voice when it comes to executive compensation—not only for companies that have received TARP funds but for all companies. The U.S. House of Representatives has already passed a bill that would give shareholders such an advisory vote. During the last few years, Pax World has supported and filed shareholder resolutions at a number of companies urging them to give shareholders such a say-on-pay advisory vote —so we are heartened by these developments in Washington.
The SEC also recently named an Investor Advisory Committee to advise it on a range of issues affecting investors, whose members include several leaders from the Sustainable Investing community as well as colleagues with whom we frequently work in the corporate governance, labor and institutional investor communities. As Julie Gorte references in her report herein, Pax World is also involved in efforts to urge the SEC to require disclosure of environmental, social and governance (ESG) performance, regulation and disclosure of greenhouse gas emissions, and other issues that impact investors. These are all issues that Pax World and the Sustainable Investing industry more broadly have been working on for many years. It is encouraging to see the progress that is now being made on many of these issues, which could greatly benefit investors in the years ahead.

So, despite the immense challenges before us in the economic realm, there are also signs of progress. We really do believe that there are reasons to be optimistic—cautiously optimistic, to be sure, but with conviction just the same. In sharing with you this, our 2009 Semi-Annual Report, we hope you find reasons to agree.
Sincerely,

Joseph F. Keefe
President and CEO

Performance Information
Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management Corp. and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.
Historical performance Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value).
Average annual total returns For your information, all average annual total returns provided by funds must be as of the most recent calendar quarter—in this case, June 30, 2009. This helps you to compare funds from different complexes on an equal basis.
Sustainable investing The Pax World Funds’ sustainable investing policies may inhibit the Funds’ ability to participate in certain attractive investment opportunities that otherwise would be consistent with their investment objectives and other principal investment strategies.

June 30, 2009
Pax World Balanced Fund
Portfolio Manager’s Comments
How did the Pax World Balanced Fund perform in 2009? For the six-month period ended June 30, 2009, Individual Investor Class, Institutional Class, and R Class shares of the Fund had total returns of 6.50%, 6.63%, and 6.42%, respectively, vs. 3.16% for the S&P 500 Index and 2.66% for the 60% S&P 500/40% Barclay’s Capital Aggregate Bond Index blend. For the same six-month period the Lipper Balanced Funds Index had a total return of 5.95%.
What were the most important factors that influenced the performance of the Pax World Balanced Fund during the first six months of 2009? Sector allocation had a large influence on the Fund’s performance throughout the first half of the year. An underweight position in the financial services sector relative to the benchmark was a significant contributor to the Fund’s outperformance, especially in the first quarter when financial services companies underperformed most other sectors as toxic assets continued to weigh heavily on their balance sheets. The Fund’s underweight of the industrial sector also contributed to its strong relative performance as weak industrial data points pressured this group.
Stock selection in the energy sector, with companies such as Suncor Energy and Noble Corporation, contributed positively to performance, as did the Fund’s holding in CME Group, an electronic trading platform company that was one of the few bright spots in the financials sector during the first quarter.
Factors that had a negative impact on the Fund’s performance included an underweight position in consumer discretionary in the Fund’s equity holdings. With the health care sector underperforming the market, both stock selection and a relative overweight position in that sector negatively impacted the Fund’s performance for the period, with two U.S.-based medical technology holdings, Stryker Corp. and Baxter International, significantly declining. Overweight positions in Procter & Gamble and H.J. Heinz Co., both of which performed poorly, brought down performance. The Fund’s position in GameStop Corp., which was a favorable contributor to performance during the first quarter, lost significant value during the second half of the period due in part to the ongoing threat of competitors entering the used video game business.

June 30, 2009
Pax World Balanced Fund, continued
What are some examples of securities bought and sold by the Pax World Balanced Fund during the first six months of 2009? During the period we decreased the Fund’s overweight position in consumer staples by eliminating positions in Avon Products, General Mills, H.J. Heinz Co. and McCormick & Co. and began focusing on less defensive sectors within the equity markets. We added to Goldman Sachs and JPMorgan Chase in the financials sector and Deere & Co., Emerson Electric and Diana Shipping in the industrials sector.
Toward the end of the period, we increased the Fund’s equity exposure by adding to underweight positions in financials and consumer discretionary while reducing exposure to fixed income holdings in agency, mortgage-backed and Treasury securities. While Treasury yields increased over the period, we still believed it to be an overvalued asset class and therefore sold a portion of the Fund’s Treasury holdings for profit-taking.
Portfolio Highlights
Returns — Period ended June 30, 2009

	Ticker	Total Return		Average Annual Return
Share class	Symbol	YTD	1 year	3 year	5 year	10 year

Individual Investor Class[1]	PAXWX	6.50%	-20.87%	-4.57%	0.52%	1.71%
Institutional Class[2]	PAXIX	6.63%	-20.68%	-4.39%	0.63%	1.77%
R Class[3]	PAXRX	6.42%	-21.10%	-4.70%	0.43%	1.67%

S&P 500 Index[4,8]		3.16%	-26.21%	-8.22%	-2.24%	-2.22%
Blended Index[5,6,8]		2.66%	-13.31%	-2.36%	0.66%	1.06%
Lipper Balanced Funds Index[7,8]		5.95%	-16.52%	-3.12%	0.84%	1.51%

Total returns shown for periods of less than one year have not been annualized.

[1]	The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares represents the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown. Institutional Class shares return since April 2, 2007 is -9.54% (annualized).

June 30, 2009

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares represents the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown. R Class shares return since April 2, 2007 is -9.93% (annualized).

[4]	The S&P 500 Index is an unmanaged index of large capitalization common stocks.

[5]	The Blended Index is comprised of 60% S&P 500 Index/40% Barclays Capital Aggregate Bond Index.

[6]	The Barclays Capital Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

[7]	The Lipper Balanced Funds Index tracks the results of the 30 largest mutual funds in the Lipper Balanced Funds Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. The Lipper Balanced Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[8]	Unlike the Balanced Fund, the S&P 500 Index, the Barclays Capital Aggregate Bond Index and the Lipper Balanced Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Balanced Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

U.S. Stocks	55.3%
Foreign Stocks	14.1%
U.S. Bonds	27.0%
Foreign Bonds	1.0%
Exchange Traded Funds	2.0%
Cash & Equivalents	0.6%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

QUALCOMM, Inc.	2.4%
PepsiCo, Inc.	2.2%
Becton Dickinson & Co.	2.1%
Cisco Systems, Inc.	2.0%
CVS Caremark Corp.	2.0%
Amgen, Inc.	1.9%
Procter & Gamble Co.	1.8%
EMC Corp.	1.7%
Teva Pharmaceutical Industries, Ltd., ADR	1.6%
Gilead Sciences, Inc.	1.6%

Total	19.3%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

June 30, 2009
Pax World Balanced Fund, continued
Sector Diversification

Sector	Percent of Net Assets

Bonds[1]	28.1%
Information Technology	15.9%
Health Care	11.3%
Energy	8.5%
Financials	8.5%
Consumer Staples	7.7%
Telecommunication Services	5.2%
Utilities	4.6%
Consumer Discretionary	3.3%
Industrials	3.0%
Exchange Traded Funds	2.0%
Materials	1.4%
Other	0.5%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

[1]	Bonds are a blend of the following: 12.1% Corporate, 5.7% Agency, 5.0% Mortgage Backed, 2.6% Municipal, 2.1% Treasury and 0.6% Government Bonds.

June 30, 2009
Pax World Growth Fund
Portfolio Managers’ Comments
How did the Pax World Growth Fund perform in 2009?
For the six-month period ended June 30, 2009, Individual Investor Class, Institutional Class, and R Class shares of the Fund had total returns of 13.07%, 13.20%, and 12.85%, respectively, vs. 11.52% for the Russell 3000 Growth Index. For the same six-month period the Lipper Multi-Cap Growth Funds Index had a total return of 12.56%.
What were the most important factors that influenced the performance of the Pax World Growth Fund during the first six months of 2009? The Fund’s outperformance relative to its benchmark was primarily influenced by stock selection. Brocade Communications Systems, Inc. and Citrix Systems, Inc. were both strong performers in information technology. In consumer staples, Whole Foods Market, Inc. made a positive contribution to the Fund’s performance.
An overweight position in the consumer discretionary sector contributed positively during the first quarter, with Amazon.com, Best Buy and GameStop Corp. providing significant early gains. However, by the end of the period stock selection in this sector detracted from performance with Best Buy struggling in the continued challenging economic environment and GameStop suffering a decline due to increased pressure from competitors in the used video game market. Also on the downside, the health care sector underperformed, with Eclipsys Corp. in particular having a negative impact on performance. Industrials sector holdings Terex Corp. and Pall Corp. were hurt by the slowdown in construction.
What are some examples of securities bought and sold by the Pax World Growth Fund during the first six months of 2009? Throughout the first half of the year, we followed an “early cyclical” strategy, adding to technology, energy and materials based on our view that the macro backdrop for stocks was moderately bullish. Prompted by a quick run-up in valuations in consumer discretionary we took some profits, selling/trimming positions such as Best Buy and Amazon.com, and redeployed portfolio assets in what we believe are more attractive opportunities.

June 30, 2009
Pax World Growth Fund, continued
In technology we added Brocade Communications Systems, Inc., a maker of computer networking equipment. In energy we added Noble Corp., an integrated oil services company. In the materials sector we added to our Syngenta and Airgas positions.
Stimulus funding, along with slightly improving fundamentals, made additional exposure in financials appear prudent so we took what we believe is a conservative approach by increasing the Fund’s holdings in foreign banks and in trust companies with the addition of Credit Suisse Group and Northern Trust Corp.
We sold the Fund’s position in Eclipsys Corp., which experienced a pull-back following a large run-up last year. Hewlett Packard was another company that we sold during the year. The tough economic environment has slowed purchases of its hardware and printer products and the company has seen new entrants (e.g. Cisco) into its server business, which we believe could hurt future margins.
Portfolio Highlights
Returns — Period ended June 30, 2009

	Ticker	Total Return		Average Annual Return
Share class	Symbol	YTD	1 year	3 year	5 year	10 year

Individual Investor Class[1]	PXWGX	13.07%	-27.80%	-9.24%	-2.82%	-2.42%
Institutional Class[2]	PWGIX	13.20%	-27.68%	-9.14%	-2.76%	-2.39%
R Class[3]	PXGRX	12.85%	-27.89%	-9.36%	-2.89%	-2.46%

Russell 3000 Growth Index[4,6]		11.52%	-24.53%	-5.65%	-1.78%	-3.94%
Lipper Multi-Cap Growth Funds Index[5,6]		12.56%	-28.14%	-7.28%	-1.52%	-2.51%

Total returns shown for periods of less than one year have not been annualized.

[1]	Return figures do not include the 2.50% initial sales charge that was in effect until November 1, 1999. The average annual total return for the ten year period with the initial sales charge included is -2.67%.The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

June 30, 2009

[2]	Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares represents the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown. Institutional Class shares return since April 2, 2007 is -13.63% (annualized).

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares represents the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown. R Class shares return since April 2, 2007 is -13.90% (annualized).

[4]	The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as measured by market capitalization.

[5]	The Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds Average. The Lipper Multi-Cap Growth Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in companies with a variety of market capitalization ranges without concentrating more than 75% in any one market capitalization range over an extended period of time. The Lipper Multi-Cap Growth Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[6]	Unlike the Growth Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Growth Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

U.S. Stocks	86.0%
Foreign Stocks	13.3%
Cash & Equivalents	0.7%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

International Business Machines Corp.	2.7%
Gilead Sciences, Inc.	2.6%
Google, Inc., Class A	2.4%
QUALCOMM, Inc.	2.3%
Cisco Systems, Inc.	2.2%
Thermo Fisher Scientific, Inc.	2.1%
Cognizant Technology Solutions, Class A	2.0%
General Mills, Inc.	1.9%
Expeditors International of Washington, Inc.	1.9%
Intel Corp.	1.9%

Total	22.0%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

June 30, 2009
Pax World Growth Fund, continued
Sector Diversification

Sector	Percent of Net Assets

Information Technology	31.8%
Health Care	12.5%
Industrials	12.5%
Consumer Discretionary	10.3%
Consumer Staples	8.6%
Energy	8.3%
Financials	7.9%
Materials	4.7%
Telecommunications Services	1.5%
Utilities	1.0%
Other	0.9%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

June 30, 2009
Pax World Small Cap Fund
Portfolio Manager’s Comments
How did the Pax World Small Cap Fund perform in the first six months of 2009? For the six-month period ended June 30, 2009, Individual Investor Class, Institutional Class, and R Class shares of the Fund had total returns of 16.96%, 17.06%, and 16.81%, respectively, vs. 2.64% for the Russell 2000 Index. For the same six-month period the Lipper Small-Cap Core Funds Index had a total return of 8.23%.
What were the most important factors that influenced the performance of the Pax World Small Cap Fund during the first six months of 2009? Strong stock selection and the Fund’s weighting towards higher quality, defensive companies were the largest contributors to performance. In addition, an underweight position in financials coupled with an overweight position in energy also contributed to the outperformance.
Poor stock selection and an underweight position in consumer discretionary detracted from performance. The Fund’s underweight position was based on concerns regarding consumer debt levels, deteriorating net worth and rising unemployment.
What are some examples of securities bought and sold by the Pax World Small Cap Fund during the first six months of 2009? The Fund’s portfolio was active during the first half of 2009, as market volatility led to numerous perceived opportunities. From a sector standpoint, health care was the largest overweight relative to the index during the period. We acknowledge the regulatory and political risk, but believe the sector’s stable earnings growth and relatively inexpensive valuation offset these concerns.
We sold both NVE Corp and BE Aerospace during the period due to our belief that their valuations were nearing fair value.

June 30, 2009
Pax World Small Cap Fund, continued
Portfolio Highlights
Returns—Period ended June 30, 2009

				Average Annual Return
	Ticker	Total Return		Since
Share class	Symbol	YTD	1 year	Inception

Individual Investor Class[1]	PXSCX	16.96%	-18.43%	-16.69%
Institutional Class[1]	PXSIX	17.06%	-18.18%	-16.48%
R Class[1]	PXSRX	16.81%	-18.60%	-16.89%

Russell 2000 Index[2,4]		2.64%	-25.01%	-20.45%
Lipper Small-Cap Core Funds Index[3,4]		8.23%	-25.01%	-19.15%

[1]	The Fund’s inception date is March 27, 2008. Total returns for periods of less than 1 year have not been annualized. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	The Russell 2000 Index is an unmanaged index and measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

[3]	The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[4]	Unlike the Small Cap Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Small-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

June 30, 2009

Asset Allocation	Percent of Investments

U.S. Stocks	91.5%
Foreign Stocks	1.1%
Exchange Traded Funds	2.3%
Cash & Equivalents	5.1%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

Chattem, Inc.	3.4%
American Physicians Service Group, Inc.	3.4%
Home Diagnostics, Inc.	3.4%
GameStop Corp., Class A	3.3%
Airvana Inc.	3.2%
Alberto-Culver Co.	3.0%
Cogent, Inc.	2.9%
Sensient Technologies Corp.	2.8%
Capital Southwest Corp.	2.7%
American Physicians Capital, Inc.	2.5%

Total	30.6%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets

Financials	22.9%
Health Care	20.8%
Information Technology	16.0%
Consumer Discretionary	9.8%
Consumer Staples	8.8%
Utilities	4.5%
Industrials	2.8%
Materials	2.8%
Exchange Traded Funds	2.3%
Telecommunications Services	1.0%
Energy	0.9%
Other	7.4%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

June 30, 2009
Pax World International Fund
Portfolio Manager’s Comments
How did the Pax World International Fund perform in the first six months of 2009? For the six-month period ended June 30, 2009, Individual Investor Class, Institutional Class, and R Class shares of the Fund had total returns of 16.69%, 16.95%, and 16.47%, respectively, vs. 7.95% for the MSCI EAFE (Net) Index. For the same six-month period the Lipper International Large-Cap Core Funds Index had a total return of 6.34%.
What were the most important factors that influenced the performance of the Pax World International Fund during the first six months of 2009? Stock selection was the strongest performance contributor during the first two quarters of the year. Selection added value across all sectors and all regions with the exception of Asia. The international markets rebounded sharply from early March, and companies benefiting from the return of emerging market demand saw the largest appreciation in value. Among these, global commodity producers like Rio Tinto and Petrobras, metals recycler Sims Metal Management, and Turkish bank Halkbank were among the strongest contributors to portfolio performance during the first half of the year. The portfolio’s large allocation to Emerging Markets, almost 10% at the end of June, was also a strong positive contributor to performance. On the negative side, the portfolio suffered most from a large underweight to the Financials sector. Financials comprise almost 25% of the EAFE benchmark, and experienced the strongest rebound from March market lows.
What are some examples of securities bought and sold by the Pax World International Fund during the first six months of 2009? The Fund divested of positions in fish farmer Cermaq, energy company Suncor, Italian bank UniCredit SpA, Austrian capital equipment producer Andritz, luxury goods company LVMH, pharmaceutical company Merck KgA, aluminum maker Norsk Hydro, and bearing manufacturer NSK during the first six months of the year. New positions in the portfolio this year include Spanish bank BBVA, UK software company Sage Group, Latin American telecom America Movil, an Australian Dollar ETF, smart metering companies Spectris and Yamatake, oil pipeline company Tenaris, and generic pharmaceutical company Teva.

June 30, 2009
Portfolio Highlights
Returns — Period ended June 30, 2009

				Average Annual Return
	Ticker	Total Return		Since
Share class	Symbol	YTD	1 year	Inception

Individual Investor Class[1]	PXINX	16.69%	-27.01%	-21.92%
Institutional Class[1]	PXNIX	16.95%	-26.69%	-21.65%
R Class[1]	PXIRX	16.47%	-27.27%	-22.21%

MSCI EAFE (Net) Index[2,4]		7.95%	-31.35%	-27.46%
Lipper International Large-Cap Core Funds Index[3,4]		6.34%	-32.90%	-28.01%

[1]	The Fund’s inception date is March 27, 2008. Total returns for periods of less than 1 year have not been annualized. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged index and is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

[3]	The Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds Average. The Lipper International Large-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. The Lipper International Large-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index, or some other traditional economic indicator.

[4]	Unlike the International Fund, the MSCI (Net) EAFE Index and the Lipper International Large-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper International Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes (other than, for the MSCI EAFE (Net) Index, deductions for foreign withholding taxes on reinvested dividends.)

June 30, 2009
Pax World International Fund, continued

Asset Allocation	Percent of Investments

Foreign Stocks	91.5%
Exchange Traded Funds	8.3%
Cash & Equivalents	0.2%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

StatoilHydro ASA, ADR	3.6%
Roche Holding AG	3.2%
CurrencyShares Japanese Yen Trust	3.1%
Koninklijke KPN NV	2.7%
Nippon Building Fund, Inc., REIT	2.6%
Eisai Co., Ltd.	2.4%
Vodafone Group PLC, ADR	2.4%
Turkiye Halk Bankasi AS	2.3%
Anheuser-Busch InBev NV	2.3%
BG Group PLC	2.3%

Total	26.9%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Sector Diversification

Sector	Percent of Net Assets

Financials	16.9%
Health Care	11.4%
Industrials	10.0%
Energy	8.7%
Exchange Traded Funds	8.3%
Materials	8.1%
Consumer Discretionary	7.8%
Information Technology	7.4%
Telecommunications Services	7.4%
Consumer Staples	7.3%
Utilities	6.4%
Other	0.3%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

June 30, 2009
Geographical Diversification

Country	Percent of Net Assets

Japan	20.7%
Great Britain	14.0%
France	6.8%
Switzerland	6.4%
Germany	4.9%
Netherlands	4.7%
Australia	4.4%
Norway	3.6%
Turkey	3.5%
Greece	2.8%
Spain	2.5%
Belgium	2.3%
Finland	2.3%
Singapore	2.1%
Brazil	2.0%
Sweden	1.8%
Israel	1.7%
Hong Kong	1.0%
Mexico	1.0%
Taiwan	0.9%
Luxembourg	0.8%
China	0.6%
Ireland	0.6%
Exchange Traded Funds	8.3%
Other	0.3%

Total	100.0%

June 30, 2009
Pax World High Yield Bond Fund
Portfolio Manager’s Comments
How did the Pax World High Yield Bond Fund perform in the first six months of 2009? For the six-month period ended June 30, 2009, Individual Investor Class, Institutional Class, and R Class shares of the Fund had total returns of 21.82%, 21.85%, and 21.55%, respectively, vs. 28.99% for the Merrill Lynch High Yield Master I Index and 24.14% for the Lipper High Current Yield Funds Index for the same period.
What were the most important factors that influenced the performance of the Pax World High Yield Bond Fund during the first six months of 2009? The first half of 2009 was characterized by two very different quarters. The Pax World High Yield Bond Fund outperformed its benchmark in the first quarter due to its more conservative profile, which underweighted the riskiest bonds. In the second quarter this strategy worked against us as the market rallied and the riskiest bonds significantly outperformed the better quality bonds. This factor was the most significant one that influenced the lower return of the Fund vs. its benchmark. The second factor was the large amount of inflows coming into the Fund at the start of the rally. Strong demand and a very limited supply created a lack of liquidity in the market and a difficult environment for the Fund to purchase bonds. The resulting cash position, temporarily larger than normal, contributed to the Fund’s underperformance relative to its benchmark.
Some of the investments that helped the Fund’s return in the first half of 2009 were Advanced Medical Optics, an eye product company that was acquired by Abbott Laboratories; Foodcorp, a South African food company that was aided by the stronger Euro; Nordic Telecom; and Vitamin Shoppe, which recently filed a registration statement for a proposed IPO.
What are some examples of securities bought and sold by the Pax World High Yield Bond Fund during the first six months of 2009? As cash came into the Fund we added to sectors that we believed would hold their value. We added to telecommunications, with new names Qwest Communications and Digicel. We also initiated a position in Mobile Mini, a company that uses retrofitted ship containers to rent temporary storage space. In the second quarter, the credit markets thawed and the new issue market rebounded. We took the opportunity to

June 30, 2009
increase the Fund’s media holdings, which had been underweight relative to the benchmark, participating in new issues from Nielsen, a provider of media market research; music company Warner Music; and Virgin Media, a UK TV, cable and Internet provider, and added the new name Kabel Deutschland, a German cable company. In general, other sector allocations remained basically unchanged.
We took some profits and sold Actuant, a diversified manufacturing company, and CSN, a Brazilian steel company. We also sold Harry and David when it no longer met our ESG criteria. Our Cellu Tissue bonds were taken out at par when the company refinanced them, returning a profit for our shareholders.
Portfolio Highlights
Returns — Period ended June 30, 2009

				Average Annual Return
	Ticker	Total Return				Since
Share class	Symbol	YTD	1 year	3 year	5 year	Inception

Individual Investor Class[1]	PAXHX	21.82%	-4.58%	3.07%	4.52%	4.35%
Institutional Class[2]	PXHIX	21.85%	-4.51%	3.19%	4.73%	4.46%
R Class[3]	PXHRX	21.55%	-5.02%	2.76%	4.33%	4.25%

Merrill Lynch High Yield Master I Index[4,6]		28.99%	-3.63%	1.76%	4.06%	5.01%
Lipper High Current Yield Funds Index[5,6]		24.14%	-9.85%	-0.97%	2.18%	2.54%

Total returns shown for periods of less than one year have not been annualized.

[1]	The Fund’s inception date is October 8, 1999. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[2]	Inception of Institutional Class shares is June 1, 2004. The performance information shown for Institutional Class shares represents the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown. Institutional Class shares return since June 1, 2004 is 4.89% (annualized).

[3]	Inception of R Class shares is April 2, 2007. The performance information shown for R Class shares represents the performance of Individual Investor Class shares for the period prior to R Class inception. Expenses have not been adjusted to reflect the expenses allocable to R Class shares. If such expenses were reflected, the returns would be lower than those shown. R Class shares return since April 2, 2007 is -0.89% (annualized).

[4]	The Merrill Lynch High Yield Master I Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

June 30, 2009
Pax World High Yield Bond Fund, continued

[5]	The Lipper High Current Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds Average. The Lipper High Current Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Bond Funds Index is not what is typically considered an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[6]	Unlike the High Yield Bond Fund, the Merrill Lynch High Yield Master I Index and the Lipper High Current Yield Bond Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper High Current Yield Bond Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

U.S. Bonds	71.8%
Foreign Bonds	22.5%
Foreign Stocks	1.4%
U.S. Stocks	0.6%
Cash & Equivalents	3.7%

Total	100.0%
Credit Quality

Bond Rating	Percent of Bonds

BBB	0.6%
BB	37.0%
B	50.3%
CCC	5.0%
CC	0.8%
C	0.2%
Not Rated/Below C	6.1%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

Asset Repackaging Trust, 9.910%, 12/21/11	1.9%
U.S. Oncology, Inc., 10.750%, 08/15/14	1.9%
Dole Food Co., Inc., 13.875, 03/15/14	1.9%
Stater Brothers Holdings, 7.750%, 04/15/15	1.8%
Leslie’s Poolmart, Inc., 7.750%, 02/01/13	1.8%
WMG Acquisition Corp., 144A, 9.500%, 06/15/16	1.8%
Levi Strauss & Co., 9.750%, 01/15/15	1.7%
MetroPCS Wireless, Inc., 9.250%, 11/01/14	1.7%
Sally Holdings LLC, 10.500%, 11/15/16	1.7%
HCA, Inc., 9.250%, 11/15/16	1.7%

Total	17.9%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash & equivalents, if applicable.

June 30, 2009
Sector Diversification

Sector	Percent of Net Assets

Consumer Discretionary	23.1%
Telecommunication Services	16.7%
Energy	12.3%
Health Care	11.3%
Consumer Staples	11.1%
Industrials	9.0%
Financials	5.8%
Information Technology	2.7%
Materials	2.4%
Utilities	0.7%
Other	4.9%

Total	100.0%
Geographic Diversification

Country	Percent of Net Assets

United States	71.5%
Bermuda	3.6%
Cayman Islands	3.5%
Mexico	3.1%
Luxembourg	2.4%
Denmark	1.7%
Great Britain	1.6%
France	1.2%
Singapore	1.2%
South Africa	1.1%
Germany	1.0%
Greece	1.0%
Hong Kong	1.0%
Bahamas	0.5%
Brazil	0.4%
Netherlands	0.3%
Other	4.9%

Total	100.0%

[1]	Includes money market securities, certificates of deposit, commercial paper and cash and equivalents, if applicable.

June 30, 2009
Pax World Women’s Equity Fund
Portfolio Manager’s Comments
How did the Pax World Women’s Equity Fund perform in the first six months of 2009? For the six-month period ended June 30, 2009, Individual Investor Class and Institutional Class shares of the Fund had total returns of 8.70% and 8.89%, respectively, vs. 4.20% for the Russell 3000 Index. For the same six-month period the Lipper Multi-Cap Core Funds Index had a total return of 9.20%.
What were the most important factors that influenced the performance of the Pax World Women’s Equity Fund during the first six months of 2009? Stock selection and sector allocation contributed to the Fund’s performance year-to-date. Both stock selection and an overweight position in the financial sector allocation had the largest impact on the Fund’s outperformance. Our favorable view on the financial sector earlier in the year was reflective of signs of sector stabilization as the Federal Reserve and the Treasury commenced various plans to stabilize the credit system. In addition, stock selection in energy and technology sectors contributed significantly to the Fund’s performance. The largest detractor to performance during the period was stock selection in the consumer discretionary sector. That sector continued to experience significant volatility amid anticipation of an improvement and the continuation of anemic retail trends.
What are some examples of securities bought and sold by the Pax World Women’s Equity Fund during the first six months of 2009? The Fund focused on three main themes during the year in making purchase and sell decisions. First, trades that reflect benefiting from valuation disparity within the same sector. Second, sector swaps based on the current economic and business cycle. And, finally, stock volatility tactical trades.
Early in the year, Genentech (DNA), a biotechnology company that focuses on biotherapeutics, reached an agreement to be acquired by Roche Holding AG (ROG). Following the merger the Fund purchased ROG given what we believe to be an attractive product lineup. Another notable swap the Fund made was selling Quest Diagnostics and buying Pfizer based on valuation and expectation disparity between the companies. Additionally, the Fund rotated out of some consumer companies—namely, Colgate-Palmolive, Staples, and Avon Products, into financial

June 30, 2009
companies. In particular, the Fund took advantage of significantly lower valuations of Bank of New York Mellon and insurance companies such as ACE Limited and Travelers. The high volatility among individual stocks in the turbulent environment that started the year also provided opportunities to participate in high quality stocks that we believed were under artificial pressure—Corn Products, AGCO, Alexander & Baldwin are examples on the purchase side. Hartford Financial, Terex, Quanta Services, Praxair, and Walgreen were eliminated from the Fund due to either stocks reaching what we believed were fair values or deteriorating fundamentals.
Portfolio Highlights
Returns — Period ended June 30, 2009

	Ticker	Total Return		Average Annual Return
Share class	Symbol	YTD	1 year	3 year	5 year	10 year

Individual Investor Class[1]	PXWEX	8.70%	-27.99%	-7.86%	-3.72%	-1.10%
Institutional Class[2]	PXWIX	8.89%	-27.75%	-7.58%	-3.54%	-1.00%

Russell 3000 Index[3,5]		4.20%	-26.56%	-8.35%	-1.84%	-1.46%
Lipper Multi-Cap Core Funds Index[4,5]		9.20%	-26.30%	-8.06%	-1.34%	-0.06%

Total returns shown for periods of less than 1 year have not been annualized.

[1]	The Fund’s inception date is October 1, 1993. Pax World Women’s Equity Fund, a series of Pax World Funds Series Trust I, acquired the Women’s Equity Fund on October 29, 2007. Performance information shown for periods prior to the acquisition is the performance of Retail Class shares of the acquired Women’s Equity Fund, which has not been adjusted to reflect any differences in expenses between the acquired Women’s Equity Fund and the Pax World Women’s Equity Fund; if such expense adjustments were reflected, the returns would be higher than those shown. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[2]	Inception of Institutional Class shares is April 19, 2006. The performance information shown for Institutional Class shares represents the performance of the Retail Class shares of the acquired Women’s Equity Fund shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares or to reflect any differences in expenses between the acquired Women’s Equity Fund and the Pax World Women’s Equity Fund. If such expense adjustments and allocable expenses were reflected, the returns would be higher than those shown. Institutional Class shares return since April 19, 2006 is -8.22% (annualized).

June 30, 2009
Pax World Women’s Equity Fund, continued

[3]	The Russell 3000 Index measures the performance of the broad U.S. Equity universe, representing approximately 98% of the U.S. Equity market. Unlike the Women’s Equity Fund, the Russell 3000 Index is not an investment, is not professionally managed, has no policy of sustainable investing and does not reflect deductions for fees, expenses or taxes.

[4]	The Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds Average. The Lipper Multi-Cap Core Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in companies with a variety of market capitalization ranges without concentrating more than 75% in any one market capitalization range over an extended period of time. The Lipper Multi-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator. Unlike the Women’s Equity Fund, the Lipper Multi-Cap Core Funds Index is not an investment, is not professionally managed and has no policy of sustainable investing.

[5]	Unlike the Women’s Equity Fund, the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments

U.S. Stocks	69.6%
Foreign Stocks	22.7%
U.S. Bonds	3.6%
Exchange Traded Funds	4.0%
Cash & Equivalents	0.1%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

Microsoft Corp	3.7%
BlackRock, Inc.	3.4%
EMC Corp.	3.2%
Veolia Environnement, ADR	2.9%
CME Group, Inc.	2.8%
ConocoPhillips	2.2%
StatoilHydro ASA, ADR	2.2%
BG Group PLC	2.2%
Teva Pharmaceutical Industries, Ltd., ADR	2.1%
Gilead Sciences, Inc.	2.1%

Total	26.8%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

June 30, 2009
Sector Diversification

Sector	Percent of Net Assets

Information Technology	17.3%
Financials	16.7%
Health Care	12.5%
Consumer Discretionary	11.0%
Energy	10.4%
Industrials	8.3%
Consumer Staples	5.7%
Materials	4.6%
ETFs	4.1%
Bonds	3.6%
Telecommunication Services	3.2%
Utilities	2.9%
Other	-0.3%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

June 30, 2009
Pax World Global Green Fund
Portfolio Manager’s Comments
How did the Pax World Global Green Fund perform in the first six months of 2009? For the six-month period ended June 30, 2009, Individual Investor Class, Institutional Class, and R Class shares of the Fund had total returns of 16.65%, 16.75%, and 16.49%, respectively, vs. 6.35% for the MSCI World (Net) Index. For the same six-month period the FTSE Environmental Opportunities Index Series had a total return of 8.27%.
What were the most important factors that influenced the performance of the Pax World Global Green Fund during the first six months of 2009? Economic stimulus packages in the U.S. and across Europe and Asia were among the most significant factors influencing performance during the period. We estimate that approximately $80 billion of the American Recovery and Reinvestment Act (‘ARRA’) was earmarked for investment in environmental subsectors targeted by the Fund. In the first quarter the portfolio suffered due to a lack of liquidity in the global credit markets, which impacted companies seeking project finance, as well as those with highly indebted balance sheets. As we moved into the second quarter, more positive global macroeconomic data began to emerge, and we saw signs of easing in the global markets, strengthening commodity prices, and the anticipated recovery in selected cyclical end markets (automotive, construction and consumer electronics).
A proposed fuel efficiency plan by the Obama administration drove the performance of BorgWarner (fuel efficiency technology, U.S.), while Stanley Electric (auto LEDs, Japan), Denso (hybrid technology, Japan) and Horiba (auto emissions testing, Japan) all benefited from the cyclical recovery in selected automotive companies. Baldor Electric (energy efficient motors, U.S.) and Johnson Controls (buildings energy efficiency, U.S.) performed well due to the positive Buildings Energy Efficiency legislation outlined in the ARRA, while Delta Electronics (energy efficient power supplies, Taiwan) was the beneficiary of the early cyclical recovery

June 30, 2009
in consumer electronics. Project finance market weakness and an initial lack of clarity on ARRA funding initially impacted performance of Vestas (wind turbines, Denmark) but the company finished the period strongly. A recovery in commodity prices benefited Sims Metal Management (scrap metal recycler, Australia), while a precious metals pricing recovery benefited Asahi Holdings (precious metals recycler, Japan). Infrastructure stimulus spending in China helped China Everbright (water and waste treatment, Hong Kong) perform strongly during the period.
The emerging dominance of low–cost Chinese solar equipment manufacturers had a negative impact on the portfolio’s solar holdings, with PV Crystalox (solar wafers, UK) and Sunpower Corporation (solar cells, U.S.) underperforming. Also, despite a strong recovery in the second quarter, Covanta Holdings’ (waste-to-energy, U.S.) exposure to falling power prices and falling recyclate revenue in the first quarter disappointed, while Itron (automated meter reading (‘AMR’), U.S.) was relatively weak based on concerns at the company’s level of indebtedness and fears over delays in the rollout of AMR projects in the U.S. due to utility capex curtailments. Finally, U.S. water utilities California Water and American Water were relative underperformers for the period.
What are some examples of securities bought and sold by the Pax World Global Green Fund during the first six months of 2009? In the first quarter, we applied a strategy of gradually increasing weightings of companies with relative defensive characteristics in response to general market volatility. We increased positions in wind project developers such as EDP Renovaveis, and added to our industrial gases positions in Linde (Germany) and Praxair (U.S.). At the same time, we added to positions in companies that we believe to be inexpensive, and that had experienced cyclical downturns; we bought Delta Electronics (energy efficient power supplies, Taiwan) and added to positions in construction related companies such as Idex (pumps and valves, U.S.) and automotive suppliers, such as Denso (Japan) and BorgWarner (U.S.).
In the second quarter we took a more defensive outlook and took profits on early cycle companies such as Stanley Electric (auto LEDs, Japan), Kingspan (insulation, Ireland) and Johnson Controls (buildings energy efficiency, U.S.) and reallocated cash to companies offering superior earnings visibility (e.g. U.S. water utility American Water and specialist waste treatment company Stericycle).

June 30, 2009
Pax World Global Green Fund, continued
Portfolio Highlights
Returns — Period ended June 30, 2009

				Average Annual Return
	Ticker	Total Return		Since
Share class	Symbol	YTD	1 year	Inception

Individual Investor Class[1]	PGRNX	16.65%	-24.95%	-20.62%
Institutional Class[1]	PGINX	16.75%	-24.77%	-20.47%
R Class[1]	PGRGX	16.49%	-25.22%	-20.91%

MSCI World Index[2,5]		6.35%	-29.50%	-25.47%
FTSE Environmental Opportunities Index Series[3,5]		8.27%	-31.99%	-27.36%
Lipper Global Small/Mid-Cap Funds Index[4,5]		15.46%	-28.64%	-23.82%

[1]	The Fund’s inception date is March 27, 2008. Total returns for periods of less than 1 year have not been annualized. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]	The MSCI World Index is an unmanaged index and is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

[3]	The FTSE Environmental Opportunities Index measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology and waste & pollution control. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. (“Impax”) with FTSE International. Impax is also the sub-adviser to the Pax World Global Green Fund.

[4]	The Lipper Global Small/Mid-Cap Funds Index tracks the results of the 30 largest mutual funds in the Lipper Global Small/Mid-Cap Funds Average. The Lipper Global Small/Mid-Cap Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s global large-cap floor.

[5]	Unlike the Global Green Fund, the MSCI World Index, the FTSE Environmental Opportunities Index , and the Lipper Global Small/Mid-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Global Small/Mid-Cap Funds Index) do not reflect deductions for fees, expenses or taxes (other than, for the MSCI World Index, deductions for foreign withholding taxes on reinvested dividends.)

June 30, 2009

Asset Allocation	Percent of Investments

Foreign Stocks	54.7%
U.S. Stocks	41.4%
Cash & Equivalents	3.9%

Total	100.0%
Top Ten Holdings

Company	Percent of Net Assets

Thermo Fisher Scientific, Inc.	3.1%
Pennon Group PLC	2.9%
Covanta Holding Corp.	2.9%
Hera SpA	2.8%
Stericycle, Inc.	2.7%
Manila Water Co., Inc.	2.7%
Veolia Environnement	2.7%
Emerson Electric Co.	2.7%
Linde AG	2.6%
Shanks Group PLC	2.6%

Total	27.7%
Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
Industries

Industry	Percent of Net Assets

Electrical Equipment	15.4%
Machinery	13.6%
Water Utilities	10.5%
Commercial Services & Supplies	9.3%
Electric Utilities	7.4%
Chemicals	7.3%
Auto Components	6.2%
Electronic Equipment Instruments & Components	6.1%
Life Sciences Tools & Services	3.1%
Multi-Utilities	2.7%
Electronic Equip & Instruments	2.6%
Distributors	2.4%
Industrial Conglomerates	2.3%
Independent Power Producers & Energy Traders	2.0%
Construction & Engineering	1.3%
Metals & Mining	1.3%
Building Products	1.3%
Other	5.2%

Total	100.0%
May include companies representing multiple industries within a single “Sector”.

June 30, 2009
Pax World Global Green Fund, continued
Geographic Diversification

Country	Percent of Net Assets

United States	40.8%
Great Britain	11.9%
Japan	10.8%
Germany	5.1%
Spain	4.5%
Denmark	3.5%
Italy	2.8%
Philippines	2.7%
France	2.7%
Taiwan	2.7%
Belgium	1.3%
Ireland	1.3%
Australia	1.3%
Netherlands	1.3%
Hong Kong	1.1%
Norway	1.0%
Other	5.2%

Total	100.0%

June 30, 2009
Sustainable Investing
Sustainability Update
The past year was, to put it mildly, a difficult one for financial markets. Just as rising tides lift all boats, the ebb tide created by global investor gloom last year was costly for investors, workers, families, students, governments, and the millions of nonprofits whose prosperity depends on the health of financial portfolios of endowments. But it also served as a reminder that the work we do at Pax may, if we are ultimately successful, help prevent the kind of short-term, damn-the-torpedoes, risky behavior that one recent study has suggested will wipe out $1-2 trillion in investment value,1 when all the pipers have been paid.
Of the features common to almost every serious post-mortem of the financial debacle of 2008 were (1) short-term thinking and underestimation of risk and (2) inadequate regulation. We believe that sustainable investing, as we practice it at Pax, is an antidote to both.
Avoiding the Trap of Short-Term Thinking, and Properly Understanding Risk
The touchstones of sustainability—environmental impact, community relations, product integrity, workplace practices, human rights, etc.—are not ephemeral, they are measures of the quality of corporate management over the long term. We analyze the environmental, social and governance (ESG) profile of every company Pax World’s portfolio managers are interested in investing in.
Over the past year, we performed ESG evaluations for 830 companies or securities.2 We voted 2,656 items on 363 corporate proxies, all in accordance with our ESG principles. We voted for management proposals 58% of the time, and for shareholder proposals (shareholders file the vast majority of

[1]	Gerard Caprio, Jr., Asli Demirgüç-Kunt and Edward J. Kane, “The 2007 Meltdown in Structured Securitization: Searching for Lessons Not Scapegoats,” Università Commerciale Luigi Bocconi, “Paolo Baffi” Centre on Central Banking and Financial Regulation, “Paolo Baffi” Centre Research Paper Series No. 2009-49, November 23, 2008.

[2]	Most of the ESG evaluations are of companies, but a small number are municipal bonds, ETFs, fixed income securities, and other securities that may not necessarily involve the review of an entire company.

June 30, 2009
Sustainability Update, continued
proposals related to environmental and social issues) 81% of the time. During May and June 2009, the peak of what is often termed “proxy season,” we withheld votes from directors at 37 percent of the annual meetings held during those two months for a lack of board diversity alone.
We engaged with 190 companies on a wide variety of issues. Two-thirds of our company engagements were on sustainability reporting and corporate governance; 15% were on gender empowerment or diversity, and 12% concerned environmental impact. We filed six shareholder resolutions on a variety of issues, including executive pay, environmental impact, sustainability reporting, and disclosure of political donations. Finally, we devised and are co-leading a new advocacy initiative, the Small Cap Disclosure Project, aimed at improving ESG disclosure on the part of small cap companies, which generally do little or no sustainability reporting. All of this—our day-to-day work—is done for one reason: to identify well-managed companies that we believe will offer sources of durable investment value—not just for the next quarter, but over many years.
As a member of the Investor Network on Climate Risk, the United Nations Principles for Responsible Investment, the United Nations Environment Programme Finance Initiatives, and other investor coalitions, we aim to advance corporate responsibility on a wide variety of sustainability metrics, including executive pay, political contributions, greenhouse gas emissions and climate risk disclosure, freedom of association, child and slave labor, gender empowerment, indigenous peoples’ rights and welfare, biodiversity and more.
Advocating for Sensible Regulation
It is almost invariably true that regulation is an eternal struggle to keep up with the regulated, as “[e]very move they make generates a series of new and creative moves by financial institutions who seek to minimize the burdens regulations ultimately place on them.”3 This was apparent in 2008, when multiple failures of the regulatory system were exposed.

[3]	Caprio et. al., op. cit., p. 5.

June 30, 2009
While there is enough to talk about in regulatory reform to sink a ship, there is one factor that is common to multiple sources of regulatory breakdowns: information. Financial markets operate best when market participants have all the relevant information they need to make decisions. While Congress and the Administration are hard at work addressing issues like hedge fund disclosure, credit ratings, and regulation of financial derivatives, we have also been working hard to improve ESG disclosure, which we believe is a key piece of any truly efficient market. In 2009, Pax participated in and helped write two letters4 to the SEC to request that the agency require ESG disclosure in addition to financial disclosure from companies. Pax is working to support these and other efforts with a strong business case for ESG disclosure. Pax also helped to write and was a signatory to a Social Investment Forum letter to the EPA supporting its proposal to require climate risk disclosure, and was a signatory to a letter from the Investor Network on Climate Risk urging the National Association of Insurance Commissioners (NAIC) to require climate risk disclosure from insurers (a measure that was subsequently adopted by the NAIC). Pax was an endorser of a final report released by the Heinz Center discussing the actions needed to mitigate and adapt to climate change. The initiative focused on public policy actions needed to protect America’s coastlines as threats from
Pax World ESG Criteria
Pax World Funds takes into consideration the following ESG criteria when looking at all potential investments:
Environment
•	Air & water emissions

•	Recycling & waste reduction

•	Clean & renewable energy

•	Climate change initiatives

•	Environmental reporting & disclosure

•	Sustainability
Workplace
•	Diversity

•	Employee/Vendor relations

•	Health & safety

•	Human rights
Corporate Governance
•	Practices & performance

•	Reporting & disclosure
Product Integrity
•	Product health & safety

•	Consumer issues

•	Emerging technologies

•	Animal welfare
Community
•	Community relations

•	Responsible lending practices

•	Philanthropic activities

[4]	One letter was from the Social Investment Forum, and is posted at http://www.socialinvest.org/ documents/ESG_Letter_to_SEC.pdf, and the other was from the Investor Network on Climate Risk, and is posted at http://www.ceres.org/Page.aspx?pid=1106.

June 30, 2009
Sustainability Update, continued
climate change, such as increased storm severity and sea level rise, mount. Resilient Coasts: A Blueprint for Action was released in April.
It is always tempting to focus on the immediate crisis, today’s wolf at the door, and put off worrying about the longer-term issues, the termites in the woodwork. It is true that we must fix things like credit ratings and establish sensible ways to regulate derivatives, while working to keep the economy and financial markets afloat until the economies of the globe can be declared recovered. But it would be foolish to focus on these issues at the expense of things like climate risk and ESG disclosure, things that all investors need, all the time, crisis or no.
In a year when so much value melted as a result of myopia, it is soul-satisfying for us to be so deeply engaged in advancing sustainability through our investment process.

June 30, 2009
Shareholder Expense Examples
Examples As a shareholder of the Pax World Balanced, Growth, Small Cap, International, High Yield Bond, Women’s Equity, or Global Green Funds, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the prospectus or talk to your financial adviser.
The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on January 1, 2009 and ending on June 30, 2009.
Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of $12. If you are invested in one of these account types, you should add an additional $6 to the estimated expenses paid during the period.
Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

June 30, 2009
Shareholder Expense Examples, continued
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized
	Account Value	Account Value	Expense	Expenses Paid
Based on Actual Fund Return	(1/1/09)	(6/30/09)	Ratio	During Period[1]

Balanced Fund — Individual Investor	$1,000.00	$1,065.00	1.00%	$5.12
Balanced Fund — Institutional	1,000.00	1,066.30	0.75%	3.84
Balanced Fund — R	1,000.00	1,064.20	1.25%	6.40

Growth Fund — Individual Investor	1,000.00	1,130.70	1.45%	7.66
Growth Fund — Institutional	1,000.00	1,132.00	1.20%	6.34
Growth Fund — R	1,000.00	1,128.50	1.70%	8.97

Small Cap Fund — Individual Investor	1,000.00	1,169.60	1.24%	6.67
Small Cap Fund — Institutional	1,000.00	1,170.60	0.99%	5.33
Small Cap Fund — R	1,000.00	1,168.10	1.49%	8.01

International Fund — Individual Investor	1,000.00	1,166.90	1.40%	7.52
International Fund — Institutional	1,000.00	1,169.50	1.15%	6.19
International Fund — R	1,000.00	1,164.70	1.65%	8.86

High Yield Bond Fund — Individual Investor	1,000.00	1,218.20	0.96%	5.28
High Yield Bond Fund — Institutional	1,000.00	1,218.50	0.71%	3.91
High Yield Bond Fund — R	1,000.00	1,215.50	1.21%	6.65

Women’s Equity Fund — Individual Investor	1,000.00	1,087.00	1.24%	6.42
Women’s Equity Fund — Institutional	1,000.00	1,088.90	0.99%	5.13

Global Green Fund — Individual Investor	1,000.00	1,166.50	1.40%	7.52
Global Green Fund — Institutional	1,000.00	1,167.50	1.15%	6.18
Global Green Fund — R	1,000.00	1,164.90	1.65%	8.86

[1]	Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period beginning on January 1, 2009 and ending on June 30, 2009).

June 30, 2009
Shareholder Expense Examples, continued

	Beginning	Ending	Annualized
Based on Hypothetical 5% Return	Account Value	Account Value	Expense	Expenses Paid
(before expenses)	(1/1/09)	(6/30/09)	Ratio	During Period[1]

Balanced Fund — Individual Investor	$1,000.00	$1,020.11	1.00%	$5.08
Balanced Fund — Institutional	1,000.00	1,021.37	0.75%	3.76
Balanced Fund — R	1,000.00	1,018.85	1.25%	6.26

Growth Fund — Individual Investor	1,000.00	1,017.85	1.45%	7.25
Growth Fund — Institutional	1,000.00	1,019.10	1.20%	6.01
Growth Fund — R	1,000.00	1,016.59	1.70%	8.50

Small Cap Fund — Individual Investor	1,000.00	1,018.90	1.24%	6.21
Small Cap Fund — Institutional	1,000.00	1,020.16	0.99%	4.96
Small Cap Fund — R	1,000.00	1,017.65	1.49%	7.45

International Fund — Individual Investor	1,000.00	1,018.10	1.40%	7.01
International Fund — Institutional	1,000.00	1,019.36	1.15%	5.76
International Fund — R	1,000.00	1,016.84	1.65%	8.25

High Yield Bond Fund — Individual Investor	1,000.00	1,020.31	0.96%	4.81
High Yield Bond Fund — Institutional	1,000.00	1,021.57	0.71%	3.56
High Yield Bond Fund — R	1,000.00	1,019.05	1.21%	6.06

Women’s Equity Fund — Individual Investor	1,000.00	1,018.90	1.24%	6.21
Women’s Equity Fund — Institutional	1,000.00	1,020.16	0.99%	4.96

Global Green Fund — Individual Investor	1,000.00	1,018.10	1.40%	7.01
Global Green Fund — Institutional	1,000.00	1,019.36	1.15%	5.76
Global Green Fund — R	1,000.00	1,016.84	1.65%	8.25

[1]	Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period beginning on January 1, 2009 and ending on June 30, 2009).

June 30, 2009
Schedule of Investments (Unaudited)
Pax World Balanced Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

STOCKS: 69.4%

COMMON STOCKS: 69.0%

Consumer Discretionary: 3.3%
AnnTaylor Stores Corp. (a)	475,000	$3,790,500
Best Buy Co., Inc.	110,000	3,683,900
GameStop Corp., Class A (a)(f)	441,747	9,722,851
Harley-Davidson, Inc. (h)	520,098	8,430,789
Lowe’s Cos., Inc.	907,849	17,621,349
Macy’s, Inc.	528,498	6,215,136
Nordstrom, Inc. (h)	152,000	3,023,280
Target Corp. (f)	130,000	5,131,100

		57,618,905

Consumer Staples: 7.7%
Corn Products International, Inc.	306,760	8,218,100
CVS Caremark Corp.	1,084,800	34,572,576
Estee Lauder Cos, Inc., Class A	210,000	6,860,700
PepsiCo, Inc. (f)	701,000	38,526,960
Procter & Gamble Co., The (f)	610,300	31,186,330
Ralcorp Holdings, Inc. (a)(f)	231,300	14,090,796

		133,455,462

Energy: 8.5%
Baker Hughes, Inc.	540,410	19,692,540
Cal Dive International, Inc. (a)	812,275	7,009,933
ConocoPhillips (f)	201,500	8,475,090
ENSCO International, Inc.	494,300	17,236,241
Noble Corp.	756,154	22,873,659
Petroleo Brasileiro SA, ADR	229,510	9,405,320
Sasol Ltd., ADR	58,800	2,047,416
Southwestern Energy Co. (a)	328,680	12,769,218
StatoilHydro ASA, ADR	676,825	13,380,830
Suncor Energy, Inc.	413,200	12,536,488
XTO Energy, Inc.	610,903	23,299,821

		148,726,556

Financials: 8.1%
ACE, Ltd.	100,000	4,423,000
American Express Co. (f)	50,000	1,162,000
Banco Bilbao Vizcaya Argentaria SA, ADR (h)	1,020,812	12,821,403
Bank of America Corp.	350,000	4,620,000
Bank of New York Mellon Corp., The (f)	301,300	8,831,103
BlackRock, Inc. (f)	80,900	14,191,478
China Life Insurance Co., Ltd., ADR	105,000	5,821,200
CME Group, Inc. (f)	49,600	15,431,056
Goldman Sachs Group, Inc., The	42,500	6,266,200
Hospitality Properties Trust, REIT	200,000	2,378,000
ING Groep NV, ADR (h)	400,000	4,056,000
JPMorgan Chase & Co.	341,725	11,656,240
Mitsubishi UFJ Financial Group, ADR	1,404,900	8,626,086
National Bank of Greece SA (a)	100,000	2,774,114
National Bank of Greece SA, ADR (a)(h)	2,609,825	14,327,939
Nomura Holdings, Inc., ADR (h)	250,000	2,107,500
State Street Corp.	140,600	6,636,320
T Rowe Price Group, Inc.	160,000	6,667,200
Willis Group Holdings, Ltd.	325,200	8,367,396

		141,164,235

Health Care: 11.3%
Amgen, Inc. (a)(f)	626,320	33,157,381
Baxter International, Inc.	474,100	25,108,336
Becton Dickinson & Co.	513,530	36,619,824
Gilead Sciences, Inc. (a)(f)	591,000	27,682,440
Johnson & Johnson (f)	400,300	22,737,040
Mylan, Inc. (a)(h)	485,000	6,329,250
Pharmaceutical Product Development, Inc.	196,900	4,572,018
Roche Holding AG	35,000	4,768,824
St. Jude Medical, Inc. (a)	220,000	9,042,000
Teva Pharmaceutical Industries, Ltd., ADR	562,581	27,757,747

		197,774,860

Industrials: 3.0%
Deere & Co.	538,900	21,529,055
Diana Shipping, Inc.	502,700	6,695,964
Emerson Electric Co.	358,075	11,601,630
ESCO Technologies, Inc. (a)	189,627	8,495,290
Ryder System, Inc.	150,800	4,210,336

		52,532,275

Information Technology: 15.9%
Applied Materials, Inc.	525,000	5,759,250
Cisco Systems, Inc. (a)(f)	1,871,748	34,889,383
Citrix Systems, Inc. (a)	527,800	16,831,542
Cogent, Inc. (a)	385,000	4,131,050
EMC Corp. (a)	2,291,899	30,023,877
Fiserv, Inc. (a)	545,000	24,906,500
Google, Inc., Class A (a)(f)	19,000	8,010,210
Hewitt Associates, Inc., Class A (a)	634,130	18,884,391
Intel Corp. (f)	1,110,000	18,370,500
Intuit, Inc. (a)	810,000	22,809,600
Microsoft Corp. (f)	978,270	23,253,478
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Information Technology, continued
QUALCOMM, Inc.	942,200	$42,587,440
Research in Motion, Ltd. (a)(f)	338,294	24,035,789
Taiwan Semiconductor, ADR	200,000	1,882,000

		276,375,010

Materials: 1.4%
Rio Tinto PLC, ADR (h)	30,300	4,965,261
Syngenta AG, ADR	80,000	3,721,600
United States Steel Corp.	266,570	9,527,212
Vulcan Materials Co.	131,339	5,660,711

		23,874,784

Telecommunication Services: 5.2%
America Movil SAB de CV, ADR	590,667	22,870,626
American Tower Corp., Class A (a)	691,867	21,814,567
Telefonica SA, ADR	215,000	14,596,350
Verizon Communications, Inc. (f)	537,760	16,525,365
Vodafone Group PLC, ADR	808,700	15,761,563

		91,568,471

Utilities: 4.6%
American Water Works Co., Inc.	648,879	12,400,078
EQT Corp.	625,300	21,829,223
Oneok, Inc.	638,028	18,815,446
UGI Corp.	560,000	14,274,400
Veolia Environnement, ADR	406,095	11,996,045

		79,315,192

Total Common Stocks (Cost $1,274,502,663)		1,202,405,750

PREFERRED STOCKS: 0.4%

Financials: 0.4%
Aegon NV, 4.000% (h)	45,000	581,400
HRPT Properties Trust, REIT, 8.750%	29,167	522,673
National Bank of Greece SA, 9.000%	216,751	4,692,659
Regency Centers Corp., REIT, 7.450%	32,000	632,320

Total Preferred Stocks (Cost $7,708,250)		6,429,052

Total Stocks (Cost $1,282,210,913)		1,208,834,802

EXCHANGE TRADED FUNDS: 2.0%
iShares Barclays TIPS Bond Fund	50,100	5,091,663
iShares Silver Trust (a)	375,000	5,017,500
PowerShares DB Agriculture Fund (a)	210,000	5,344,500
PowerShares DB Commodity Index Tracking Fund (a)(h)	155,000	3,506,100
SPDR Gold Trust (a)	30,250	2,758,195
United States Natural Gas Fund (a)(f)(h)	1,000,000	13,870,000

Total Exchange Traded Funds (Cost $41,791,003)		35,587,958

BONDS: 28.1%

CORPORATE BONDS: 12.1%

Consumer Discretionary: 1.0%
Harley-Davidson, Inc., 144A, 5.000%, 12/15/10 (g)	1,000,000	985,301
Harley-Davidson, Inc., 144A, 5.250%, 12/15/12 (g)	2,000,000	1,875,184
John Deere Capital Corp., 1.326%, 08/19/10	5,000,000	4,995,895
McGraw-Hill Companies, Inc., The, 5.375%, 11/15/12	4,000,000	4,095,688
Staples, Inc., 7.375%, 10/01/12	5,000,000	5,227,625

		17,179,693

Consumer Staples: 1.5%
Estee Lauder Co., Inc., 6.000%, 01/15/12	1,599,000	1,699,121
Estee Lauder Co., Inc., 7.750%, 11/01/13	5,000,000	5,676,125
Kimberly-Clark Corp., 5.000%, 08/15/13	3,150,000	3,300,346
Kimberly-Clark Corp., 6.125%, 08/01/17	5,000,000	5,493,075
Kraft Foods, Inc., 6.125%, 08/23/18	2,000,000	2,074,822
PepsiCo, Inc., 5.150%, 05/15/12	2,000,000	2,167,452
PepsiCo, Inc., 5.000%, 06/01/18	5,000,000	5,148,300

		25,559,241

Energy: 1.4%
Baker Hughes, Inc., 7.500%, 11/15/18	2,230,000	2,615,991
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CORPORATE BONDS, continued

Energy, continued
ConocoPhillips, 5.200%, 05/15/18	$2,850,000	$2,883,089
Enbridge Energy Partners, LP, 4.750%, 06/01/13	2,000,000	1,959,304
National Oilwell Varco, Inc., 6.125%, 08/15/15	2,000,000	1,906,162
ONEOK Partners LP, 8.625%, 03/01/19	3,775,000	4,228,978
Petrobras International Finance Co., 7.875%, 03/15/19	2,000,000	2,190,000
Statoil Hydro ASA, 144A, 5.125%, 04/30/14 (g)	3,000,000	3,182,382
StatoilHydro ASA, 5.250%, 04/15/19	3,000,000	3,093,249
XTO Energy, Inc., 5.650%, 04/01/16	3,000,000	3,041,388

		25,100,543

Financials: 3.5%
American Express Bank, FSB, 5.500%, 04/16/13	2,000,000	1,964,388
American Express Centurion Bank, 5.550%, 10/17/12	2,000,000	1,999,648
American Express Co., 7.000%, 03/19/18	1,000,000	972,591
American Express Travel, 144A, 5.250%, 11/21/11 (g)	2,000,000	1,989,158
American Honda Finance Corp., 3.750%, 03/16/11 (b)(US)	2,000,000	2,818,380
American Honda Finance Corp., 144A, 6.700%, 10/01/13 (g)	3,000,000	3,028,332
Bank of America Corp., 3.125%, 06/15/12	1,000,000	1,032,071
Bear Stearns Co. LLC, 6.950%, 08/10/12	2,000,000	2,175,228
Calvert Social Investment Foundation, 3.000%, 12/15/09	3,000,000	3,000,000
CME Group, Inc., 5.750%, 02/15/14	2,000,000	2,134,994
Eaton Vance Corp., 6.500%, 10/02/17	2,000,000	1,895,366
Goldman Sachs Group, Inc., The, 7.350%, 10/01/09	1,000,000	1,015,408
Goldman Sachs Group, Inc., The, 5.450%, 11/01/12	2,000,000	2,069,544
Goldman Sachs Group, Inc., The, 5.350%, 01/15/16	3,350,000	3,198,262
Janus Capital Group, Inc., 6.500%, 06/15/12	3,000,000	2,772,933
JPMorgan Chase & Co., 5.125%, 09/15/14	2,000,000	1,992,562
Lincoln National Corp., 6.200%, 12/15/11	2,650,000	2,636,337
Merrill Lynch & Co., 6.875%, 04/25/18	2,000,000	1,854,076
Monumental Global Funding, Ltd., 144A, 1.262%, 01/25/13 (g)	2,000,000	1,525,856
Monumental Global Funding, Ltd., 144A, 5.500%, 04/22/13 (g)	2,000,000	1,931,334
National City Corp, 4.000%, 02/01/11	2,000,000	1,975,000
PNC Bank NA, 6.875%, 04/01/18	2,000,000	1,980,362
Principal Life Global Funding I, 144A, 6.250%, 02/15/12 (g)	2,000,000	2,012,476
Principal Life Income Funding Trust, 5.300%, 12/14/12	2,000,000	1,999,118
Prudential Financial, Inc., 4.750%, 04/01/14	3,000,000	2,823,519
Prudential Financial, Inc., 7.375%, 06/15/19	2,000,000	1,967,064
Toyota Motor Credit Corp., 2.750%, 08/06/09	272,727	273,156
Toyota Motor Credit Corp., 4.625%, 02/01/11 (c)(US)	2,000,000	3,369,533
Toyota Motor Credit Corp., 1.120%, 01/18/15	2,000,000	1,941,220

		60,347,916

Health Care: 1.0%
Biogen Idec, Inc., 6.875%, 03/01/18	2,500,000	2,537,083
Teva Pharmaceutical Finance LLC, 5.550%, 02/01/16	2,000,000	2,071,512
UnitedHealth Group, Inc., 4.875%, 02/15/13	2,500,000	2,529,045
UnitedHealth Group, Inc., 4.875%, 03/15/15	2,000,000	1,920,512
UnitedHealth Group, Inc., 6.000%, 02/15/18	2,500,000	2,403,265
WellPoint, Inc., 6.375%, 01/15/12	2,991,000	3,117,525
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CORPORATE BONDS, continued

Health Care, continued
WellPoint, Inc., 4.250%, 12/15/09	$3,000,000	$3,035,976

		17,614,918

Industrials: 0.5%
Emerson Electric Co., 5.250%, 10/15/18	1,000,000	1,026,134
Pall Corp., 144A, 6.000%, 08/01/12 (g)	2,000,000	1,992,698
Ryder System, Inc., 6.000%, 03/01/13	2,000,000	1,992,810
Ryder System, Inc., 5.850%, 11/01/16	2,000,000	1,820,180
Union Pacific Corp., 5.700%, 08/15/18	2,000,000	2,007,616

		8,839,438

Information Technology: 1.8%
Cisco Systems, Inc., 5.500%, 02/22/16	4,400,000	4,667,797
Corning, Inc., 6.200%, 03/15/16	3,000,000	2,909,244
Fiserv, Inc., 6.125%, 11/20/12	6,000,000	6,232,704
Hewlett-Packard Co., 4.500%, 03/01/13	5,000,000	5,202,665
IBM International Group Capital LLC, 5.050%, 10/22/12	2,845,000	3,047,766
International Business Machines Corp., 5.700%, 09/14/17	5,000,000	5,317,020
Intuit, Inc., 5.400%, 03/15/12	3,500,000	3,536,295

		30,913,491

Materials: 0.3%
Rio Tinto Finance USA, Ltd., 8.950%, 05/01/14	3,000,000	3,337,026
United States Steel Corp., 5.650%, 06/01/13	2,000,000	1,801,574

		5,138,600

Telecommunication Services: 0.9%
America Movil SAB de CV, 9.000%, 01/15/16 (d)(e)(MX)	52,000,000	3,683,203
AT&T, Inc., 4.850%, 02/15/14	2,500,000	2,595,670
Telefonos de Mexico SAB de CV, 8.750%, 01/31/16 (d)(MX)	21,000,000	1,532,949
Verizon Communications, Inc., 5.500%, 04/01/17	2,000,000	2,006,560
Verizon Communications, Inc., 8.750%, 11/01/18	2,000,000	2,372,876
Vodafone Group PLC, 5.625%, 02/27/17	3,000,000	3,051,719

		15,242,977

Utilities: 0.2%
American Water Capital Corp., 6.085%, 10/15/17	3,000,000	2,884,790

Total Corporate Bonds (Cost $203,078,016)		208,821,607

U.S. GOVERNMENT AGENCY BONDS: 5.7%

Federal Farm Credit Bank: 1.3%
3.950%, 03/04/13	3,000,000	3,070,716
5.250%, 01/08/14	4,000,000	4,099,248
5.180%, 10/01/14	3,000,000	3,136,512
5.230%, 10/15/14	4,000,000	4,188,164
3.850%, 02/11/15	4,000,000	4,131,140
5.500%, 08/22/19	1,900,000	2,022,843
5.500%, 08/17/20	1,500,000	1,503,805

		22,152,428

Federal Home Loan Bank System: 3.4%
5.050%, 08/24/11	3,000,000	3,020,010
4.875%, 11/15/11	6,000,000	6,465,948
5.000%, 12/15/11	4,850,000	4,945,710
5.375%, 09/07/12	5,000,000	5,264,225
5.000%, 09/14/12	2,500,000	2,719,413
5.270%, 01/22/14	1,915,000	1,964,723
5.250%, 03/26/14	5,000,000	5,162,465
5.210%, 10/06/14	3,000,000	3,144,219
5.000%, 11/05/14	4,000,000	4,057,624
5.100%, 11/19/14	4,000,000	4,065,184
4.600%, 01/14/15	4,000,000	4,074,240
4.000%, 01/28/15	4,000,000	4,099,136
6.180%, 07/06/17	3,000,000	3,002,484
5.125%, 12/13/17	3,500,000	3,615,245
5.000%, 03/28/18	4,050,000	4,080,763

		59,681,389

Fannie Mae (Agency): 1.0%
4.750%, 04/19/10	3,000,000	3,097,527
4.550%, 01/04/13	4,000,000	4,075,044
4.000%, 01/28/13	7,000,000	7,401,891
4.000%, 04/02/13	3,000,000	3,169,083

		17,743,545

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

U.S. GOVERNMENT AGENCY BONDS, continued

Total U.S. Government Agency Bonds (Cost $96,356,180)		$99,577,362

GOVERNMENT BONDS: 0.6%
Private Export Funding Corp., 4.974%, 08/15/13	$2,000,000	2,170,104
US Dept of Housing & Urban Development, 4.330%, 08/01/15	3,000,000	3,181,539
US Dept of Housing & Urban Development, 4.620%, 08/01/18	5,000,000	5,160,795

Total Government Bonds (Cost $10,017,723)		10,512,438

MUNICIPAL BONDS: 2.6%
Chicago Illinois, 5.250%, 01/01/17	4,000,000	4,383,000
Florida State Board of Education, 5.250%, 06/01/16	1,180,000	1,324,845
Florida State Board of Education, 5.000%, 06/01/16	3,050,000	3,385,744
Georgia State, 5.000%, 05/01/23	2,000,000	2,208,860
Illinois State Toll Highway Authority, 5.000%, 01/01/23	4,000,000	4,118,720
Illinois State Toll Highway Authority, 5.000%, 01/01/23	2,000,000	2,073,920
Massachusetts Bay Transportation Authority, 5.250%, 07/01/14	3,185,000	3,596,375
Massachusetts State, 5.000%, 09/01/14	2,000,000	2,245,400
Massachusetts Water Resource Authority, 5.000%, 08/01/23	2,450,000	2,615,547
Massachusetts Water Resource Authority, 5.000%, 08/01/26	2,560,000	2,697,267
Metropolitan Washington DC Airport Authority, 4.625%, 10/01/24	3,000,000	2,946,690
Pennsylvania Convention Center, 4.920%, 09/01/10	2,000,000	1,994,120
Pennsylvania State Turnpike Commission, 6.700%, 06/01/18	4,815,000	5,061,432
Portland Oregon Urban Renewal & Redevelopment, 6.031%, 06/15/18	3,800,000	3,966,135
San Diego County California Pension Obligation, 5.728%, 08/15/17	3,000,000	3,152,100

Total Municipal Bonds (Cost $45,524,522)		45,770,155

U.S. TREASURY NOTES: 2.1%
2.875%, 06/30/10 (h)	5,000,000	5,117,580
2.375%, 08/31/10	3,000,000	3,063,165
3.375%, 06/30/13	1,000,000	1,047,813
1.875%, 07/15/13 (TIPS)	2,321,860	2,384,260
3.125%, 08/31/13	11,000,000	11,399,619
3.125%, 09/30/13	3,000,000	3,104,532
2.750%, 10/31/13	7,000,000	7,131,803
2.000%, 01/15/14 (TIPS)	3,461,880	3,545,180

Total U.S. Treasury Notes (Cost $36,017,375)		36,793,952

MORTGAGE-BACKED SECURITIES: 5.0%

U.S. GOVERNMENT MORTGAGE-BACKED: 4.8%

Ginnie Mae (Mortgage Backed): 0.8%
6.000%, 02/15/20	425,410	454,425
6.000%, 05/15/21	990,734	1,058,308
6.000%, 07/15/21	241,956	258,459
6.500%, 12/15/21	692,993	739,898
6.000%, 02/15/22	2,188,582	2,337,419
6.000%, 08/15/35	2,524,771	2,639,076
6.000%, 05/20/36	882,755	919,174
6.000%, 04/15/37	893,735	932,382
6.000%, 01/15/38	2,626,612	2,739,782
6.000%, 01/15/38	2,191,112	2,285,517

		14,364,440

Freddie Mac (Mortgage-Backed): 1.0%
4.000%, 04/01/10	1,072,439	1,087,811
4.000%, 05/01/14	1,124,217	1,144,372
5.000%, 08/01/18	2,213,338	2,319,371
4.500%, 09/01/18	880,120	913,088
4.000%, 09/01/18	481,975	492,719
5.500%, 10/01/18	459,869	485,349
5.500%, 10/01/18	349,404	368,763
5.000%, 10/01/18	790,046	827,401
5.000%, 11/01/18	323,732	339,039
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

U.S. GOVERNMENT MORTGAGE-BACKED, continued

Freddie Mac (Mortgage-Backed), continued
5.000%, 11/01/18	$399,137	$418,009
5.597%, 05/01/36	582,952	609,683
3.993%, 04/01/37	2,688,035	2,830,047
6.713%, 09/01/37	949,210	989,255
6.455%, 10/01/37	1,824,295	1,908,337
5.500%, 03/01/38	2,231,183	2,306,686

		17,039,930

Fannie Mae (Mortgage-Backed): 3.0%
5.500%, 09/01/09	316,592	321,017
4.000%, 09/01/10	686,642	696,874
5.500%, 11/01/11	202,983	205,820
5.000%, 01/01/14	709,096	732,655
5.000%, 02/01/14	477,244	493,218
5.000%, 04/01/18	2,176,662	2,279,578
4.500%, 07/01/18	2,549,918	2,646,231
3.500%, 09/01/18	1,182,556	1,156,067
3.500%, 10/01/18	118,894	116,230
3.500%, 10/01/18	874,608	855,016
5.000%, 11/01/18	93,837	98,274
5.000%, 11/01/18	432,621	453,076
5.000%, 11/01/18	632,119	662,006
5.000%, 02/01/19	1,598,320	1,668,896
4.500%, 11/01/19	1,505,743	1,560,263
5.000%, 01/01/20	1,397,280	1,458,979
5.000%, 03/01/20	1,043,818	1,087,626
4.000%, 08/01/20	4,685,135	4,700,264
5.000%, 10/01/20	2,188,360	2,280,203
5.000%, 10/01/23	1,360,697	1,398,013
4.500%, 01/01/25	1,310,709	1,321,567
8.000%, 05/01/30	55,480	60,553
6.000%, 09/25/30	3,250,000	3,392,115
6.500%, 06/01/32	383,883	412,502
5.604%, 12/01/33	383,839	398,962
5.132%, 12/01/33	678,671	703,648
6.000%, 02/01/34	1,317,807	1,385,988
2.567%, 05/01/34	2,529,079	2,501,882
4.266%, 01/01/35	2,669,332	2,745,293
3.777%, 03/01/35	1,597,595	1,614,451
4.637%, 06/01/35	1,074,195	1,104,408
6.000%, 04/01/36	335,703	351,708
6.000%, 04/01/36	521,059	545,901
5.367%, 05/01/36	2,235,563	2,313,618
5.545%, 06/01/37	2,593,389	2,706,940
6.000%, 01/25/41	6,093,112	6,358,798

		52,788,640

COMMERCIAL MORTGAGE-BACKED: 0.2%
JP Morgan Chase Commercial Mtg Sec Corp., 4.738%, 07/15/42	2,000,000	1,697,532
Morgan Stanley Capital I, Inc., 4.989%, 08/13/42	2,000,000	1,713,300

		3,410,832

Total Mortgage-Backed Securities (Cost $85,506,723)		87,603,842

Total Bonds (Cost $467,500,539)		489,079,357

CERTIFICATES OF DEPOSIT: 0.1%
Hope Community Credit Union, 2.250%, 05/07/10	100,000	100,000
Self Help Credit Union, 0.790%, 08/26/09	500,000	500,000
South Shore Bank, 1.710%, 10/09/09	500,000	500,000

Total Certificates of Deposit (Cost $1,100,000)		1,100,000

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 2.3%
State Street Navigator Securities Lending Prime Portfolio, 0.660%	40,770,939	40,770,939

TOTAL INVESTMENTS: 101.9% (Cost $1,842,373,393)		1,775,373,055

PAYABLE UPON RETURN OF SECURITIES LOANED (Net): -2.3%		(40,770,939)

OTHER ASSETS AND LIABILITIES (Net): 0.4%		8,243,477

NET ASSETS: 100.0%		$1,742,845,593

(a)	Non income producing security.

(b)	Principal amount is in Euro dollars; value is in U.S. dollars.

(c)	Principal amount is in Great British pounds; value is in U.S. dollars.

(d)	Principal amount is in Mexican pesos; value is in U.S. dollars.

(e)	Illiquid security.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

(f)	Security or partial position of this security has been segregated by the custodian to cover options contracts.

(g)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold.

(h)	Security or partial position of this security was on loan as of June 30, 2009. The total market value of securities on loan as of June 30, 2009 was $38,928,660.

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

TIPS	Treasury Inflation Protected Securities

MX	Mexico

US	United States
SCHEDULE OF WRITTEN OPTIONS

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CALLS:
CME Group, Inc.	100	$(277,000)
expires December 2009
exercise price $340.00
CME Group, Inc.	100	(117,000)
expires December 2009
exercise price $400.00
Gamestop Corp.	200	(20,000)
expires January 2010
exercise price $30.00
GameStop Corp.	200	(3,000)
expires January 2010
exercise price $40.00
Intel Corp.	1,000	(49,000)
expires January 2010
exercise price $20.00
Microsoft Corp.	1,000	(174,000)
expires January 2010
exercise price $25.00
Research in Motion, Ltd.	200	(60,000)
expires January 2010
exercise price $100.00
Target Corp.	100	(22,100)
expires January 2010
exercise price $45.00
Target Corp.	250	(9,500)
expires January 2010
exercise price $55.00

TOTAL WRITTEN CALL OPTIONS

(Premiums Received $594,531)		$(731,600)

PUTS:
American Express Co.	100	$(13,000)
expires January 2010
exercise price $17.50
Amgen, Inc.	125	(16,750)
expires January 2010
exercise price $40.00
Bank of New York Mellon Corp., The	400	(32,000)
expires January 2010
exercise price $20.00
BlackRock, Inc.	80	(7,600)
expires October 2009
exercise price $75.00
ConocoPhillips	100	(4,100)
expires August 2009
exercise price $35.00
Gamestop Corp.	200	(27,000)
expires January 2010
exercise price $17.50
Gilead Sciences, Inc.	100	(19,200)
expires January 2010
exercise price $40.00
Google, Inc.	200	(212,000)
expires December 2009
exercise price $340.00
HJ Heinz Co.	150	(11,400)
expires January 2010
exercise price $30.00
Johnson & Johnson	175	(28,875)
expires January 2010
exercise price $50.00
PepsiCo, Inc.	150	(14,850)
expires January 2010
exercise price $45.00
Procter & Gamble Co., The	75	(6,000)
expires January 2010
exercise price $40.00
Procter & Gamble Co., The	100	(19,000)
expires January 2010
exercise price $45.00
Ralcorp Holdings, Inc.	100	(8,600)
expires December 2009
exercise price $45.00
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Schedule of Investments (Unaudited), continued
Pax World Balanced Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

SCHEDULE OF WRITTEN OPTIONS, continued

PUTS, continued
Target Corp.	100	$(6,900)
expires January 2010
exercise price $25.00
Target Corp.	100	(20,000)
expires January 2011
exercise price $22.50
United States Natural Gas Fund	500	(57,500)
expires January 2010
exercise price $11.00
Verizon Communications, Inc.	200	(19,200)
expires January 2010
exercise price $25.00

TOTAL WRITTEN PUT OPTIONS

(Premiums Received $1,071,965)		$(523,975)

Pax World Growth Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS: 99.1%

Consumer Discretionary: 10.3%
Amazon.com, Inc. (a)	11,750	$983,005
Best Buy Co., Inc.	19,750	661,428
Burger King Holdings, Inc.	44,000	759,880
GameStop Corp., Class A (a)	7,500	165,075
Lowe’s Cos., Inc.	65,783	1,276,848
Macy’s, Inc.	71,000	834,960
McGraw-Hill Cos, Inc., The	26,500	797,915
Nike, Inc., Class B	25,460	1,318,319
TJX Cos., Inc.	37,292	1,173,206

		7,970,636

Consumer Staples: 8.6%
Chattem, Inc. (a)	13,250	902,325
CVS Caremark Corp.	40,000	1,274,800
General Mills, Inc.	26,500	1,484,530
PepsiCo, Inc. (c)	25,680	1,411,373
Procter & Gamble Co., The (c)	12,750	651,525
Whole Foods Market, Inc. (d)	50,000	949,000

		6,673,553

Energy: 8.3%
Baker Hughes, Inc.	30,000	1,093,200
Devon Energy Corp.	16,144	879,848
Enbridge Energy Partners, LP (d)	15,397	594,016
National Oilwell Varco, Inc. (a)	18,543	605,614
Noble Corp.	29,000	877,250
Petroleo Brasileiro SA, ADR	35,000	1,434,300
StatoilHydro ASA, ADR	49,500	978,615

		6,462,843

Financials: 7.9%
Bank of America Corp.	55,500	732,600
CB Richard Ellis Group, Inc., Class A (a)	47,500	444,600
CME Group, Inc.	1,850	575,554
Credit Suisse Group AG, ADR	15,000	685,950
JPMorgan Chase & Co.	29,125	993,454
Northern Trust Corp.	14,250	764,940
State Street Corp.	17,834	841,765
Tower Group, Inc.	42,710	1,058,354

		6,097,217

Health Care: 12.5%
CardioNet, Inc. (a)	39,000	636,480
Catalyst Health Solutions, Inc. (a)	37,500	935,250
Celgene Corp. (a)	14,250	681,720
Gen-Probe, Inc. (a)	10,750	462,035
Genzyme Corp. (a)	7,334	408,284
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Schedule of Investments (Unaudited), continued
Pax World Growth Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Health Care, continued
Gilead Sciences, Inc. (a)	43,003	$2,014,261
King Pharmaceuticals, Inc. (a)	60,000	577,800
Pharmaceutical Product Development, Inc.	45,747	1,062,245
Teva Pharmaceutical Industries, Ltd., ADR	26,000	1,282,840
Thermo Fisher Scientific, Inc. (a)	40,212	1,639,443

		9,700,358

Industrials: 12.5%
Cummins, Inc.	22,000	774,620
Expeditors International of Washington, Inc.	44,100	1,470,294
Fuel Tech, Inc. (a)(d)	64,952	630,034
Landstar System, Inc.	12,000	430,920
Pall Corp.	31,125	826,680
Quanta Services, Inc. (a)	50,700	1,172,691
Roper Industries, Inc.	17,000	770,270
Terex Corp. (a)	56,500	681,955
Union Pacific Corp. (c)	19,250	1,002,155
United Parcel Service, Inc., Class B	24,251	1,212,307
UTi Worldwide, Inc. (a)	62,000	706,800

		9,678,726

Information Technology: 31.8% (b)
Adobe Systems, Inc. (a)	40,000	1,132,000
Agilent Technologies, Inc. (a)	37,000	751,470
ASML Holding NV	56,000	1,212,400
BMC Software, Inc. (a)	21,250	718,038
Brocade Communications Systems, Inc. (a)	98,000	766,360
Cisco Systems, Inc. (a)	90,000	1,677,600
Citrix Systems, Inc. (a)	43,000	1,371,270
Cognizant Technology Solutions, Class A (a)	57,000	1,521,900
EMC Corp. (a)	45,000	589,500
Google, Inc., Class A (a)	4,450	1,876,076
HTC Corp.	39,936	561,181
Intel Corp.	87,500	1,448,125
International Business Machines Corp.	19,867	2,074,512
Itron, Inc. (a)	10,500	578,235
Juniper Networks, Inc. (a)	27,500	649,000
Microsoft Corp.	38,751	921,111
NetApp, Inc. (a)	60,500	1,193,060
Nuance Communications, Inc. (a)	63,500	767,715
QUALCOMM, Inc.	39,500	1,785,400
Salesforce.com, Inc. (a)(c)	20,000	763,400
Sybase, Inc. (a)	20,000	626,800
Texas Instruments, Inc.	58,000	1,235,400
Trimble Navigation, Ltd. (a)	27,625	542,279

		24,762,832

Materials: 4.7%
Airgas, Inc.	33,543	1,359,498
Rio Tinto PLC, ADR (d)	4,500	737,415
Syngenta AG, ADR	19,400	902,488
Wacker Chemie AG	5,370	620,126

		3,619,527

Telecommunication Services: 1.5%
Vodafone Group PLC, ADR	59,838	1,166,243

Utilities: 1.0%
American Water Works Co., Inc.	38,904	743,455

TOTAL COMMON STOCKS (Cost $85,849,508)		76,875,390

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 3.8%
State Street Navigator Securities Lending Prime Portfolio, 0.66%	2,941,505	2,941,505

(Cost $2,941,505)

TOTAL INVESTMENTS: 102.9% (Cost $88,791,013)		79,816,895

PAYABLE UPON RETURN OF SECURITIES LOANED (NET): -3.8%		(2,941,505)

OTHER ASSETS AND LIABILITIES (NET): 0.9%		666,634

NET ASSETS: 100.0%		$77,542,024

(a)	Non-income producing security.

(b)	Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector. Fund meets diversification requirements.

(c)	Security or partial position of this security has been segregated by the custodian to cover options contracts.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Schedule of Investments (Unaudited), continued
Pax World Growth Fund, continued

(d)	Security or partial position of this security was on loan as of June 30, 2009. The total market value of securities on loan as of June 30, 2009 was $2,869,267.

ADR	American Depository Receipt

LP	Limited Partnership
SCHEDULE OF WRITTEN OPTIONS

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

PUTS:
PepsiCo., Inc.	25	$(1,250)
expires January 2010
exercise price $40.00
Procter & Gamble Co., The	25	(2,000)
expires January 2010
exercise price $40.00
Salesforce.com, Inc.	20	(1,400)
expires January 2010
exercise price $20.00
Union Pacific Corp.	15	(5,550)
expires January 2010
exercise price $45.00

TOTAL WRITTEN PUT OPTIONS

(Premiums Received $32,570)		$(10,200)

Pax World Small Cap Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS: 90.3%

Consumer Discretionary: 9.8%
Burger King Holdings, Inc.	2,600	$44,902
GameStop Corp., Class A (a)	3,000	66,030
Nobel Learning Communities, Inc. (a)	3,600	41,292
PetMed Express, Inc. (a)	3,000	45,090

		197,314

Consumer Staples: 8.8%
Alberto-Culver Co.	2,400	61,032
American Oriental Bioengineering, Inc. (a)	4,000	21,160
Chattem, Inc. (a)	1,000	68,100
Corn Products International, Inc.	1,000	26,790

		177,082

Energy: 0.9%
T- 3 Energy Services, Inc. (a)	1,500	17,865

Financials: 22.9%
American Physicians Capital, Inc.	1,300	50,908
American Physicians Service Group, Inc.	3,000	68,070
Amtrust Financial Services, Inc.	4,000	45,600
Capital Southwest Corp.	749	54,190
Danvers Bancorp, Inc.	2,200	29,590
ESSA Bancorp, Inc.	1,700	23,239
Government Properties Income Trust, REIT (a)	2,000	41,060
Hercules Technology Growth Capital, Inc.	5,000	41,800
optionsXpress Holdings, Inc.	2,000	31,060
ProAssurance Corp (a)	600	27,726
United Financial Bancorp, Inc.	3,500	48,370

		461,613

Health Care: 20.8%
Align Technology, Inc. (a)	1,000	10,600
Bio-Reference Labs, Inc. (a)	1,200	37,932
CardioNet, Inc. (a)	1,600	26,112
Gen-Probe, Inc. (a)	1,000	42,980
Hologic, Inc. (a)	3,000	42,690
Home Diagnostics, Inc. (a)	11,000	67,540
Merit Medical Systems, Inc. (a)	3,000	48,900
Natus Medical, Inc. (a)	4,361	50,326
Pharmaceutical Product Development, Inc.	1,400	32,508
Techne Corp.	400	25,524
VCA Antech, Inc. (a)	1,300	34,710

		419,822

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Schedule of Investments (Unaudited), continued
Pax World Small Cap Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Industrials: 2.8%
Insteel Industries, Inc.	4,700	$38,728
SYKES Enterprises, Inc. (a)	1,000	18,090

		56,818

Information Technology: 16.0%
Airvana, Inc. (a)	10,000	63,700
Cogent, Inc. (a)	5,500	59,015
ICx Technologies, Inc. (a)	2,000	12,000
Netgear, Inc. (a)	3,000	43,230
Nuance Communications, Inc. (a)	3,500	42,315
SPSS, Inc. (a)	1,000	33,370
TheStreet.com, Inc.	22,779	47,608
VASCO Data Security International, Inc. (a)	3,000	21,930

		323,168

Materials: 2.8%
Sensient Technologies Corp.	2,500	56,425

Telecommunication Services: 1.0%
Leap Wireless International, Inc. (a)	600	19,758

Utilities: 4.5%
American Water Works Co., Inc.	2,400	45,864
UGI Corp.	1,723	43,919

		89,783

Total Common Stocks (Cost $1,805,840)		1,819,648

EXCHANGE TRADED FUNDS: 2.3%
SPDR Gold Trust (a)	500	45,590

Total Exchange Traded Funds (Cost $40,827)		45.590

TOTAL INVESTMENTS: 92.6% (Cost $1,846,667)		1,865,238

OTHER ASSETS AND LIABILITIES (Net): 7.4%		149,716

NET ASSETS: 100.0%		$2,014,954

(a)	Non-income producing security.

REIT — Real Estate Investment Trust
Pax World International Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

STOCKS: 91.4%

COMMON STOCKS: 90.9%

Australia: 4.4%
CSL, Ltd.	2,932	$75,810
National Australia Bank, Ltd.	3,020	54,409
Sims Metal Management, Ltd.	1,577	32,838

		163,057

Belgium: 2.3%
Anheuser-Busch InBev NV (a)	2,349	85,173

Brazil: 2.0%
Aracruz Celulose SA, ADR	1,649	24,471
Petroleo Brasileiro SA, ADR	1,167	47,824

		72,295

China: 0.6%
Suntech Power Holdings Co., Ltd., ADR (a)	1,306	23,325

Finland: 2.3%
Fortum Oyj	3,691	84,129

France: 6.8%
CGG-Veritas, ADR (a)	1,549	27,990
L’Oreal SA	1,063	79,792
Neopost SA	420	37,819
Veolia Environnement, ADR	2,032	60,025
Vinci SA	995	44,898

		250,524

Germany: 4.9%
Fresenius Medical Care AG & Co., ADR	1,749	78,705
Linde AG	414	34,011
Metro AG	744	35,547
Wacker Chemie AG	279	32,219

		180,482

Great Britain: 14.0%
BG Group PLC	5,040	84,872
Game Group PLC	17,385	47,171
HSBC Holdings PLC, ADR	888	37,092
ICAP PLC	4,510	33,590
Pennon Group PLC	6,050	48,155
Rio Tinto PLC, ADR	333	54,569
Sage Group PLC, The	14,700	43,191
Spectris PLC	4,100	37,262
Standard Chartered PLC	2,094	39,374
Vodafone Group PLC, ADR	4,561	88,894

		514,170

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Schedule of Investments (Unaudited), continued
Pax World International Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Greece: 2.3%
Diana Shipping, Inc.	1,934	$25,761
National Bank of Greece SA (a)	2,079	57,674

		83,435

Hong Kong: 1.0%
Sun Hung Kai Properties, Ltd.	3,000	37,369

Ireland: 0.6%
Kingspan Group PLC	3,817	21,467

Israel: 1.7%
Teva Pharmaceutical Industries, Ltd., ADR	1,245	61,428

Japan: 20.7%
Asahi Holdings, Inc. (a)	1,400	25,141
Canon, Inc., ADR	1,035	33,669
Central Japan Railway Co.	13	79,917
Eisai Co., Ltd.	2,500	88,763
Honda Motor Co, Ltd., ADR	2,314	63,334
Horiba, Ltd.	1,100	26,436
Kao Corp.	3,000	65,281
Kobe Steel, Ltd.	21,000	39,111
Komatsu, Ltd.	3,900	60,214
Kurita Water Industries, Ltd.	1,200	38,755
Mizuho Financial Group, Inc.	28,200	65,518
NGK Insulators, Ltd.	1,000	20,382
Nippon Building Fund, Inc., REIT	11	94,028
Nippon Electric Glass Co., Ltd.	2,000	22,359
Yamatake Corp.	1,900	37,857

		760,765

Luxembourg: 0.8%
Tenaris SA	1,050	28,392

Mexico: 1.0%
America Movil SAB de CV, ADR	942	36,474

Netherlands: 4.7%
Koninklijke (Royal) KPN NV	7,087	97,784
Reed Elsevier NV, ADR	3,393	74,748

		172,532

Norway: 3.6%
StatoilHydro ASA, ADR	6,687	132,202

Singapore: 2.1%
Hyflux, Ltd.	29,000	43,892
Raffles Education Corp., Ltd.	93,000	35,163

		79,055

Spain: 2.5%
Banco Bilbao Vizcaya Argentaria SA, ADR	5,091	63,943
Gamesa Corp. Tecnologica SA	1,467	27,968

		91,911

Sweden: 1.8%
Hennes & Mauritz AB	1,357	67,761

Switzerland: 6.4%
Credit Suisse Group AG, ADR	803	36,721
Roche Holding AG	855	116,496
Syngenta AG, ADR	1,753	81,550

		234,767

Taiwan: 0.9%
Taiwan Semiconductor, ADR	3,520	33,123

Turkey: 3.5%
Turkcell Iletisim Hizmet AS, ADR	3,455	47,886
Turkiye Halk Bankasi AS	21,723	85,083

		132,969

Total Common Stocks (Cost $3,414,426)		3,346,805

PREFERRED STOCKS: 0.5%

Greece: 0.5%
National Bank of Greece SA, 9.000%	800	17,320

Total Preferred Stocks (Cost $14,785)		17,320

Total Stocks (Cost $3,429,211)		3,364,125

EXCHANGE TRADED FUNDS: 8.3%
CurrencyShares Australian Dollar Trust	290	23,415
CurrencyShares Japanese Yen Trust (a)	1,095	113,081
PowerShares DB Commodity Index Tracking Fund (a)	3,339	75,528
SPDR Gold Trust (a)	617	56,258
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Schedule of Investments (Unaudited), continued
Pax World International Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

EXCHANGE TRADED FUNDS, continued

WisdomTree Dreyfus Brazilian Real Fund	1,650	$38,231

TOTAL EXCHANGE TRADED FUNDS (Cost $295,037)		306,513

TOTAL INVESTMENTS: 99.7% (Cost $3,724,248)		3,670,638

OTHER ASSETS AND LIABILITIES (Net): 0.3%		10,377

NET ASSETS: 100.0%		$3,681,015

(a)	Non-income producing security.

ADR	American Depository Receipt

REIT Real Estate Investment Trust
SUMMARY OF INVESTMENTS BY SECTOR

		Percent of
Sector	Value	Net Assets

Consumer Discretionary	$288,177	7.8%
Consumer Staples	265,793	7.3%
Energy	321,280	8.7%
Financials	604,801	16.4%
Health Care	421,202	11.4%
Industrials	367,828	10.0%
Information Technology	271,716	7.4%
Materials	298,769	8.1%
Telecommunication Services	271,038	7.4%
Utilities	236,201	6.4%
Preferred Stock	17,320	0.5%
Exchange Traded Funds	306,513	8.3%
Other Assets and Liabilities—(Net)	10,377	0.3%

Total	$3,681,015	100.0%

Pax World High Yield Bond Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

STOCKS: 2.0%

COMMON STOCKS: 0.5%

Consumer Discretionary: 0.1%
Perry Ellis International, Inc. (e)	35,000	$254,800

Materials: 0.4%
Companhia Siderurgica Nacional SA, ADR	54,600	1,220,310

Telecommunication Services:0.0%
Fairpoint Communications, Inc. (g)	23,700	14,220

Total Common Stocks (Cost $2,181,943)		1,489,330

PREFERRED STOCKS: 1.5%

Financials: 1.5%
Health Care REIT, Inc., 7.625%	67,700	1,458,935
National Bank of Greece SA, 9.000%	134,962	2,921,927

Total Preferred Stocks (Cost $4,784,493)		4,380,862

Total Stocks (Cost $6,966,436)		5,870,192

BONDS: 93.1%

CORPORATE BONDS: 92.3%

Consumer Discretionary: 23.0%
Asset Repackaging Trust , 9.910%, 12/21/11 (c)(NL)	$3,943,160	5,545,488
Brown Shoe Co., Inc., 8.750%, 05/01/12	4,000,000	3,660,000
Desarrolladora Homex SAB de CV, 7.500%, 09/28/15	4,500,000	3,892,500
DirectTV Holdings, LLC/Financing Co., 7.625%, 05/15/16	4,500,000	4,398,750
Easton-Bell Sports, Inc., 8.375%, 10/01/12	5,125,000	4,484,375
Expedia, Inc., 7.456%, 08/15/18	3,000,000	2,865,000
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CORPORATE BONDS, continued

Consumer Discretionary, continued
GameStop Corp. & GS, Inc., 8.000%, 10/01/12	$3,600,000	$3,645,000
Human Touch LLC, 144A, 15.000%, 03/30/14 (a)(b)(f)	266,337	66,584
Kabel Deutschland GmbH, 10.625%, 07/01/14	3,000,000	3,108,750
Leslie’s Poolmart, Inc., 7.750%, 02/01/13	5,500,000	5,266,250
Levi Strauss & Co., 9.750%, 01/15/15	5,200,000	5,135,000
Nielsen Finance LLC, 144A, 11.500%, 05/01/16 (a)(g)	4,000,000	3,910,000
Perry Ellis International, Inc., 8.875%, 09/15/13	3,000,000	2,460,000
Sally Holdings LLC/Capital, Inc., 10.500%, 11/15/16 (g)	5,000,000	4,975,000
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 10/15/14	500,000	470,496
Urbi Desarrollos Urbanos SA, 144A, 8.500%, 04/19/16 (a)	2,000,000	1,725,000
Vitamin Shoppe Industries, Inc., 8.383%, 11/15/12	5,000,000	4,750,000
Wallace Theater Holdings, Inc., 144A, 12.500%, 06/15/13 (a)	2,500,000	2,425,000
WMG Acquisition Corp., 144A, 9.500%, 06/15/16 (a)	5,250,000	5,250,000

		68,033,193

Consumer Staples: 11.1%
Chattem, Inc., 7.000%, 03/01/14	5,125,000	4,920,000
Chiquita Brands International, Inc., 8.875%, 12/01/15 (g)	5,000,000	4,337,500
Dean Holding Co., 6.900%, 10/15/17	1,000,000	865,000
Dole Food Company, Inc., 144A, 13.875%, 03/15/14 (a)	5,000,000	5,525,000
Foodcorp, Ltd., 144A, 8.875%, 06/15/12 (a)(c)(2A)	2,889,000	3,404,378
Stater Brothers Holdings, 7.750%, 04/15/15	5,500,000	5,307,500
Supervalu, Inc., 8.000%, 05/01/16	4,000,000	3,900,000
Susser Holdings & Finance Corp., 10.625%, 12/15/13	4,750,000	4,785,625

		33,045,003

Energy: 12.3%
Allis-Chalmers Energy, Inc., 9.000%, 01/15/14	4,000,000	2,860,000
Compagnie Generale de Geophysique SA, 7.500%, 05/15/15	3,980,000	3,671,550
Denbury Resources, Inc., 7.500%, 12/15/15	2,390,000	2,282,450
Denbury Resources, Inc., 9.750%, 03/01/16	3,500,000	3,613,750
Forest Oil Corp., 7.250%, 06/15/19	1,750,000	1,575,000
Forest Oil Corp., 144A , 8.500%, 02/15/14 (a)	3,500,000	3,456,250
Helix Energy Solutions Group, Inc., 144A, 9.500%, 01/15/16 (a)	1,500,000	1,376,250
Penn Virginia Corp , 10.375%, 06/15/16	4,000,000	4,090,000
PHI, Inc., 7.125%, 04/15/13	2,750,000	2,461,250
Range Resources Corp., 7.500%, 05/15/16	3,500,000	3,377,500
Sandridge Energy, Inc., 144A, 8.000%, 06/01/18 (a)	2,000,000	1,720,000
SESI LLC, 6.875%, 06/01/14	750,000	684,375
Ship Finance International, Ltd., 8.500%, 12/15/13	5,000,000	4,212,500
Whiting Petroleum Corp., 7.000%, 02/01/14	1,000,000	932,500

		36,313,375

Financials: 4.3%
Agile Property Holdings, Ltd., 144A, 9.000%, 09/22/13 (a)	4,000,000	3,660,000
Cardtronics, Inc., 9.250%, 08/15/13	485,000	436,500
Cardtronics, Inc., Series B, 9.250%, 08/15/13	4,255,000	3,829,500
LaBranche & Co., Inc., 11.000%, 05/15/12	5,165,000	4,732,431

		12,658,431

Health Care: 11.3%
Alliance HealthCare Services, Inc., 7.250%, 12/15/12	3,500,000	3,412,500
Axcan Intermediate Holdings, Inc., 9.250%, 03/01/15	1,250,000	1,262,500
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Schedule of Investments (Unaudited), continued
Pax World High Yield Bond Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CORPORATE BONDS, continued

Health Care, continued
Biomet, Inc., 10.000%, 10/15/17	$1,500,000	$1,533,750
Community Health Systems, Inc., 8.875%, 07/15/15	4,500,000	4,432,500
Fresenius US Finance II, Inc., 144A, 9.000%, 07/15/15 (a)	250,000	261,875
Hanger Orthopedic Group, Inc., 10.250%, 06/01/14	4,510,000	4,679,125
HCA, Inc., 9.250%, 11/15/16	5,000,000	4,937,500
HCA, Inc., 144A, 9.875%, 02/15/17 (a)	250,000	253,750
Health Management Association, Inc., 6.125%, 04/15/16	4,000,000	3,450,000
Universal Hospital Services, Inc., 4.635%, 06/01/15	4,500,000	3,645,000
U.S. Oncology, Inc., 10.750%, 08/15/14	5,560,000	5,532,200

		33,400,700

Industrials: 9.0%
American Railcar Industries, Inc., 7.500%, 03/01/14	4,000,000	3,510,000
Da-Lite Screen Co., Inc., 9.500%, 05/15/11 (b)	4,800,000	4,218,000
Dycom Investments, Inc., 8.125%, 10/15/15 (b)	3,750,000	3,168,750
FTI Consulting, Inc., 7.750%, 10/01/16	3,110,000	2,985,600
Interline Brands, Inc., 8.125%, 06/15/14	941,000	931,590
Knowledge Learning Corp., Inc., 144A, 7.750%, 02/01/15 (a)	4,750,000	4,441,250
Mobile Mini, Inc., 9.750%, 08/01/14	5,000,000	4,812,500
Rathgibson, Inc., 11.250%, 02/15/14 (b)	1,745,000	636,925
Ultrapetrol Bahamas, Ltd., 9.000%, 11/24/14	1,750,000	1,448,125
WII Components, Inc., 10.000%, 02/15/12 (b)	1,175,000	534,625

		26,687,365

Information Technology: 2.7%
Seagate Technology International, 144A, 10.000%, 05/01/14 (a)	4,500,000	4,663,125
STATS ChipPAC, Ltd, 7.500%, 07/19/10 (g)	1,000,000	992,500
STATS ChipPAC, Ltd, 6.750%, 11/15/11	2,550,000	2,454,375

		8,110,000

Materials: 2.0%
LPG International, Inc., 7.250%, 12/20/15	2,120,000	2,130,600
Solo Cup Co., 8.500%, 02/15/14	4,375,000	3,609,375
Solo Cup Co., 144A, 10.500%, 11/01/13 (a)	250,000	251,874

		5,991,849

Telecommunication Services: 15.9%
America Movil SAB de CV, 9.000%, 01/15/16 (b)(d)(MX)	25,000,000	1,770,771
City Telecom HK, Ltd., 8.750%, 02/01/15	3,134,000	2,836,270
Digicel Group Ltd., 144A, 12.000%, 04/01/14 (a)	4,500,000	4,477,500
Digicel, Ltd., 144A, 9.250%, 09/01/12 (a)	2,000,000	1,950,000
Frontier Communications Corp., 8.250%, 05/01/14	4,625,000	4,393,750
Maxcom Telecomunicacione SA, 11.000%, 12/15/14 (g)	2,000,000	1,730,000
MetroPCS Wireless, Inc., 9.250%, 11/01/14	5,000,000	4,993,750
Millicom International Cellular SA, 10.000%, 12/01/13	4,712,000	4,800,350
Nordic Telephone Co. Holdings ApS, 144A, 8.875%, 05/01/16 (a)	5,050,000	4,898,500
Qwest Communications International, Inc., 7.500%, 02/15/14	3,000,000	2,752,500
Virgin Media Finance PLC, 8.750%, 04/15/14 (c)(GB)	3,500,000	4,615,374
Wind Acquisition Finance SA, 144A, 10.750%, 12/01/15 (a)	2,350,000	2,361,750
Windstream Corp., 8.125%, 08/01/13	4,750,000	4,619,375
Windstream Corp., 8.625%, 08/01/16	1,000,000	962,500
Windstream Corp., 7.000%, 03/15/19	100,000	87,499

		47,249,889

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Schedule of Investments (Unaudited), continued
Pax World High Yield Bond Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CORPORATE BONDS, continued

Utilities: 0.7%
FPL Energy National Wind Portfolio, 144A, 6.125%, 03/25/19 (a)(b)	$714,590	$696,033
Intergen NV, 144A, 9.000%, 06/30/17 (a)	1,000,000	952,500
Ormat Funding Corp., 8.250%, 12/30/20 (b)	685,935	548,747

		2,197,280

Total Corporate Bonds (Cost $271,772,310)		273,687,085

LOAN PARTICIPATION NOTES: 0.8%

Telecommunication Services: 0.8%
Fairpoint Communications, Inc., 3.254%, 03/31/14	3,000,000	2,250,000

Total Loan Participant Notes (Cost $2,010,000)		2,250,000

TOTAL BONDS (Cost $273,782,310)		275,937,085

WARRANTS: 0.0%
Interactive Health, 04/01/11 (b)(f)	2,495	0

TOTAL WARRANTS (Cost $0)		0

CERTIFICATES OF DEPOSIT: 0.2%
Self Help Credit Union, 3.050%, 01/04/10	100,000	100,000
ShoreBank Chicago, 2.950%, 08/11/09	100,000	100,000
ShoreBank Cleveland, 3.250%, 07/01/09	100,564	100,564
ShoreBank Pacific, CDARS, 1.180%, 06/22/10	200,000	200,000
ShoreBank Pacific, CDARS, 4.470%, 05/10/12	100,000	100,000
ShoreBank, CDARS, 2.520%, 11/30/09	100,000	100,000

Total Certificates of Deposit (Cost $700,564)		700,564

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING : 2.8%
State Street Navigator Securities Lending Prime Portfolio, 0.660% (Cost $8,278,915)	8,278,915	8,278,915

TOTAL INVESTMENTS: 98.1% (Cost $289,728,225)		290,786,756

PAYABLE UPON RETURN OF SECURITIES LOANED (Net): -2.8%		(8,278,915)

OTHER ASSETS AND LIABILITIES (Net): 4.7%		13,919,273

NET ASSETS: 100.0%		$296,427,114

(a)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold

(b)	Illiquid security.

(c)	Principal amount is in Euro dollars; value is in U.S. dollars.

(d)	Principal amount is in Mexican pesos; value is in U.S. dollars.

(e)	Non-income producing security.

(f)	Fair valued security.

(g)	Security or partial position of this security was on loan as of June 30, 2009. The total market value of securities on loan as of June 30, 2009 was $8,125,809.

ADR	American Depository Receipt

CDARS	Certificates of Deposit Account Registry Service

GB	Great Britain

MX	Mexico

NL	Netherlands

REIT	Real Estate Investment Trust

2A	South Africa
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Schedule of Investments (Unaudited), continued
Pax World Women’s Equity Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS: 92.6%

Consumer Discretionary: 11.0%
Best Buy Co., Inc.	4,200	$140,658
Burger King Holdings, Inc. (d)	27,500	474,925
GameStop Corp., Class A (a)	12,000	264,120
Harley-Davidson, Inc. (b)(d)	18,500	299,885
Lowe’s Cos., Inc.	27,000	524,070
Nike, Inc., Class B	6,000	310,680
Raffles Education Corp., Ltd.	630,000	238,202
Saks, Inc. (a)(d)	80,140	355,020
Target Corp. (b)	12,500	493,375

		3,100,935

Consumer Staples: 5.7%
Corn Products International, Inc.	6,000	160,740
Costco Wholesale Corp.	6,500	297,050
Kraft Foods, Inc., Class A	5,000	126,700
PepsiCo, Inc. (b)	8,500	467,160
Procter & Gamble Co., The (b)	10,750	549,325

		1,600,975

Energy: 10.4%
Baker Hughes, Inc.	5,600	204,064
BG Group PLC	37,000	623,069
ConocoPhillips (b)	15,100	635,106
Devon Energy Corp.	6,000	327,000
Petroleo Brasileiro SA, ADR (a)	13,000	532,740
StatoilHydro ASA, ADR	31,500	622,755

		2,944,734

Financials: 16.7%
ACE, Ltd.	7,800	344,994
Bank of America Corp.	16,000	211,200
Bank of New York Mellon Corp., The	14,000	410,340
BlackRock, Inc.	5,500	964,809
CME Group, Inc. (b)	2,550	793,331
JPMorgan Chase & Co. (b)	17,000	579,870
Northern Trust Corp.	5,000	268,400
PNC Financial Services Group, Inc. (b)	5,500	213,455
State Street Corp.	6,000	283,200
T Rowe Price Group, Inc.	10,800	450,036
Travelers Cos., Inc., The	5,000	205,200

		4,724,835

Health Care: 12.5%
Amgen, Inc. (a)	6,700	354,698
CardioNet, Inc. (a)	17,500	285,600
Gilead Sciences, Inc. (a)	12,700	594,868
Hologic, Inc. (a)	23,000	327,290
Johnson & Johnson	10,000	568,000
Pfizer, Inc. (b)	33,500	502,500
Roche Holding AG	2,235	304,523
Teva Pharmaceutical Industries, Ltd., ADR	12,100	597,014

		3,534,493

Industrials: 8.3%
AGCO Corp. (a)	7,000	203,490
Alexander & Baldwin, Inc. (a)	12,500	293,000
Emerson Electric Co.	13,050	422,820
Expeditors International of Washington, Inc.	15,500	516,770
Gamesa Corp. Tecnologica SA	17,000	324,106
Komatsu, Ltd.	14,100	217,698
Ryder System, Inc.	7,000	195,440
Union Pacific Corp.	3,500	182,210

		2,355,534

Information Technology: 17.3%
Adobe Systems, Inc. (a)	14,000	396,200
Agilent Technologies, Inc. (a)	14,000	284,340
Airvana, Inc. (a)(d)	43,673	278,197
Blackboard, Inc. (a)	8,100	233,766
Cisco Systems, Inc. (a)	31,000	577,840
EMC Corp. (a)(b)	70,000	917,000
Google, Inc., Class A (a)(b)	1,150	484,829
Microsoft Corp. (b)	44,000	1,045,879
Research in Motion, Ltd. (a)	4,400	312,620
Texas Instruments, Inc.	15,800	336,540

		4,867,211

Materials: 4.6%
Aptargroup, Inc.	14,200	479,534
Rio Tinto PLC, ADR (d)	1,400	229,418
Syngenta AG, ADR	10,571	491,763
Vulcan Materials Co.	2,500	107,750

		1,308,465

Telecommunication Services: 3.2%
American Tower Corp. (a)	4,000	126,120
Turkcell Iletisim Hizmet AS, ADR	21,070	292,030
Vodafone Group PLC, ADR	24,500	477,504

		895,655

Utilities: 2.9%
Veolia Environnement, ADR (d)	28,000	827,120

Total Common Stocks (Cost $28,559,354)		26,159,957

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Schedule of Investments (Unaudited), continued
Pax World Women’s Equity Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

EXCHANGE TRADED FUNDS: 4.1%
iShares Barclays TIPS Bond Fund	1,300	$132,119
iShares Silver Trust (a)	14,000	187,320
PowerShares DB Agriculture Fund (a)	12,000	305,400
SPDR Gold Trust (a)	2,700	246,186
United States Natural Gas Fund (a)(b)(d)	20,000	277,400

Total Exchange Traded Funds (Cost $1,170,714)		1,148,425

CORPORATE BONDS: 3.6%
Financials: 3.6%
Blue Orchard Microfinance, 4.936%, 07/31/11 (c)	$500,000	525,000

Calvert Social Investment Foundation, 3.000%, 03/31/11	500,000	500,000

Total Corporate Bonds (Cost $1,000,000)		1,025,000

TOTAL PURCHASED OPTIONS — CALLS: 0.0%
Citigroup, Inc. expires January 2010 exercise price $10.00	175	525

Total Purchased Options — Calls (Premiums Paid $18,900)		525

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 4.0%
State Street Navigator Securities Lending Prime Portfolio, 0.66%	1,122,565	1,122,565

(Cost $1,122,565)

TOTAL INVESTMENTS: 104.3% (Cost $31,871,533)		29,456,472

PAYABLE UPON RETURN OF SECURITIES LOAN (NET): -4.0%		(1,122,565)

OTHER ASSETS AND LIABILITIES (NET): -0.3%		(83,939)

NET ASSETS: 100.0%		$28,249,968

(a)	Non-income producing security.

(b)	Security or partial position of this security has been segregated by the custodian to cover options contracts.

(c)	Fair valued security.

(d)	Security or partial position of this security was on loan as of June 30, 2009. The total market value of securities on loan as of June 30, 2009 was $1,208,655.

ADR	American Depository Receipt

TIPS	Treasury Inflation Protected Securities
SCHEDULE OF WRITTEN OPTIONS

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

CALLS:
CME Group, Inc. expires December 2009 exercise price $420.00	13	$(10,920)
Google, Inc. expires January 2011 exercise price $600.00	6	(10,920)

TOTAL WRITTEN CALL OPTIONS (Premiums Received $30,543)		$(21,840)

PUTS:
CME Group, Inc. expires December 2009 exercise price $260.00	13	$(21,710)
ConocoPhillips expires January 2010 exercise price $40.00	42	(16,716)
Harley-Davidson, Inc. expires January 2011 exercise price $7.50	50	(5,500)
JPMorgan Chase & Co. expires January 2010 exercise price $20.00	50	(3,900)
JPMorgan Chase & Co. expires January 2011 exercise price $20.00	50	(12,250)
PepsiCo, Inc. expires January 2011 exercise price $40.00	50	(9,500)
Pfizer, Inc. expires January 2010 exercise price $17.50	50	(16,500)
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Schedule of Investments (Unaudited), continued
Pax World Women’s Equity Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

SCHEDULE OF WRITTEN OPTIONS, continued

PUTS, continued
PNC Financial Services Group, Inc. expires August 2009 exercise price $32.50	50	$(5,250)
Procter & Gamble Co., The expires January 2010 exercise price $40.00	75	(6,000)
Procter & Gamble Co., The expires January 2011 exercise price $40.00	29	(8,961)
Target Corp. expires January 2011 exercise price $22.50	60	(12,000)
United States Natural Gas Fund expires January 2011 exercise price $10.00	50	(9,000)

TOTAL WRITTEN PUT OPTIONS (Premiums Received $216,971)		$(127,287)

Pax World Global Green Fund

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS: 94.8%

Auto Components: 6.2%
BorgWarner, Inc.	4,800	$163,920
Denso Corp.	5,600	143,543
Johnson Controls, Inc.	7,900	171,588
Stanley Electric Co., Ltd.	10,200	206,833

		685,884

Building Products: 1.3%
Wavin NV	35,300	141,601

Chemicals: 7.3%
Linde AG	3,500	287,534
Novozymes A/S	2,450	199,317
Praxair, Inc.	2,500	177,675
Umicore	6,500	148,168

		812,694

Commercial Services & Supplies: 9.3%
Asahi Holdings, Inc. (a)	11,600	208,315
China Everbright International, Ltd.	430,500	120,873
Shanks Group PLC	253,333	285,687
Stericycle, Inc. (a)	5,850	301,451
Tomra Systems ASA	31,800	114,487

		1,030,813

Construction & Engineering: 1.3%
Kingspan Group PLC	25,987	146,152

Distributors: 2.4%
LKQ Corp. (a)	16,400	269,780

Electric Utilities: 7.4%
Covanta Holding Corp. (a)	19,000	322,240
Hera SpA	126,485	307,964
Ormat Technologies, Inc.	4,600	185,426

		815,630

Electrical Equipment: 15.4%
Baldor Electric Co.	9,300	221,247
Chloride Group PLC	97,100	242,569
Emerson Electric Co.	9,100	294,840
Gamesa Corp. Tecnologica SA	14,450	275,490
PV Crystalox Solar PLC	82,600	113,068
Roper Industries, Inc.	3,900	176,709
SunPower Corp., Class B (a)	7,900	189,205
Vestas Wind Systems A/S (a)	2,641	189,530

		1,702,658

Electronic Equip & Instruments: 2.6%
Delta Electronics, Inc.	125,200	283,331

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Schedule of Investments (Unaudited), continued
Pax World Global Green Fund, continued

Percent of Net Assets,	Shares/
Name of Issuer and	Principal/
Title of Issuer	Contracts	Value

COMMON STOCKS, continued

Electronic Equipment, Instruments & Components: 6.1%
Horiba, Ltd.	5,300	$127,374
Itron, Inc. (a)	3,985	219,454
Shimadzu Corp.	23,000	183,778
Yamatake Corp.	7,100	141,466

		672,072

Independent Power Producers & Energy Traders: 2.0%
EDP Renovaveis SA (a)	21,800	223,644

Industrial Conglomerates: 2.3%
3M Co.	4,300	258,430

Life Sciences Tools & Services: 3.1%
Thermo Fisher Scientific, Inc. (a)	8,300	338,391

Machinery: 13.6%
GEA Group AG	18,100	274,852
IDEX Corp.	8,350	205,160
Kurita Water Industries, Ltd.	5,750	185,700
Pall Corp.	9,800	260,288
Pentair, Inc.	8,750	224,175
Rotork PLC	14,820	202,166
Spirax-Sarco Engineering PLC	11,100	154,274

		1,506,615

Metals & Mining: 1.3%
Sims Metal Management, Ltd.	6,900	143,677

Multi-Utilities: 2.7%
Veolia Environnement	10,027	296,463

Water Utilities: 10.5%
American Water Works Co., Inc.	14,100	269,451
California Water Service Group	7,350	270,774
Manila Water Co., Inc.	993,400	298,637
Pennon Group PLC	40,677	323,768

		1,162,630

Total Common Stocks (Cost $10,276,128)		10,490,465

REPURCHASE AGREEMENTS: 3.8%
State Street Repo, 0.010%, 07/01/09 (collateralized by Fannie Mae, 6.000%, due 04/18/36, principal amount $415,000, market value $434,505)

Total Repurchase Agreement (Cost $425,000)	425,000	425,000

TOTAL INVESTMENTS: 98.6% (Cost $10,701,128)		10,915,465

OTHER ASSETS AND LIABILITIES (Net): 1.4%		154,395

NET ASSETS: 100.0%		$11,069,860

(a)	Non-income producing security.
SUMMARY OF INVESTMENTS BY COUNTRY

		Percent
Country	Value	of Net Assets

Australia	$143,677	1.3%
Belgium	148,168	1.3%
Denmark	388,847	3.5%
France	296,463	2.7%
Germany	562,386	5.1%
Great Britain	1,321,532	11.9%
Hong Kong	120,873	1.1%
Ireland	146,152	1.3%
Italy	307,964	2.8%
Japan	1,197,009	10.8%
Netherlands	141,601	1.3%
Norway	114,487	1.0%
Philippines	298,637	2.7%
Spain	499,134	4.5%
Taiwan	283,331	2.7%
United States	4,520,204	40.8%
Repurchase Agreements	425,000	3.8%
Other Assets and Liabilities—(Net)	154,395	1.4%

Total	$11,069,860	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Statements of Assets and Liabilities (Unaudited)

	Balanced Fund	Growth Fund

Assets
Investments, at cost—note A	$1,842,373,393	$88,791,013

Investments in unaffiliated issuers, at value — Note A1	$1,775,373,055	$79,816,895

Cash	7,861,838	536,186
Foreign currency at value (cost—$11,602; $1,182; and $15,515, respectively)	—	11,853
Prepaid Expenses	132,484	7,095
Receivables:
Capital stock sold	819,791	82,879
Dividends and interest—Note B	7,579,097	91,686
Investment securities sold	1,105,472	190,760
Investment Adviser reimbursement	—	5,751
Other	8,769	10,606

Total Assets	1,792,880,506	80,753,711

Liabilities
Collateral on securities loaned, at value	40,770,939	2,941,505
Payables:
Capital stock reacquired	549,994	52,808
Options written, at value (premiums received $1,666,496; $32,570; and $247,514, respectively)	1,255,575	10,200
Investment securities purchased	5,790,339	60,472
Dividend payable—Note A	—	—
Accrued expenses:
Investment advisory fees—Note B	723,971	53,206
Distribution expense	342,548	15,588
Trustees fees	—	1,278
Compliance expense	3,905	3,400
Transfer agent fees	445,670	25,660
Printing and other shareholder communication fees	53,563	11,679
Custodian fees	47,412	4,184
Legal and audit fees	41,876	27,175
Other accrued expenses	9,121	4,532

Total Liabilities	50,034,913	3,211,687

Net Assets	$1,742,845,593	$77,542,024

[1]	Investments in unaffiliated issuers at market value include securities loaned. At June 30, 2009, the Balanced Fund, Growth Fund, High Yield Bond Fund and Women’s Equity Fund had a total market value of securities on loan of $38,928,660; $2,869,267; $8,125,809; and $1,208,655, respectively.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009

Small Cap Fund	International Fund	High Yield Bond Fund	Women’s Equity Fund	Global Green Fund

$1,846,667	$3,724,248	$289,728,225	$31,871,533	$10,701,128

$1,865,238	$3,670,638	$290,786,756	$29,456,472	$10,915,465

100,998	8,762	10,279,796	25,022	1,516
—	1,178	—	—	15,547
12,014	13,293	18,837	9,707	8,521

28,575	200	1,441,829	38,113	151,712
836	10,688	5,876,203	85,569	1,334
33,665	—	—	101,658	—
4,232	4,914	—	4,738	5,196
—	2,007	1,451	1,136	5,408

2,045,558	3,711,680	308,404,872	29,722,415	11,104,699

—	—	8,278,915	1,122,565	—

51	300	916,787	14,610	121
—	—	—	149,127	—
8,077	—	2,314,236	111,558	—
—	—	234,957	—	—

1,175	2,525	118,539	17,519	7,811
394	752	44,972	10,292	2,255
1,010	1,010	1,278	1,414	990
3,412	3,412	3,359	3,405	3,412
967	888	23,017	15,578	1,945
—	—	3,653	—	—
1,981	4,089	6,475	2,908	2,610
13,537	17,689	31,227	13,210	15,236
—	—	343	10,261	459

30,604	30,665	11,977,758	1,472,447	34,839

$2,014,954	$3,681,015	$296,427,114	$28,249,968	$11,069,860

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Statements of Assets and Liabilities (Unaudited), continued

	Balanced Fund	Growth Fund

Net Assets Represented By
Paid in Capital	$1,980,254,558	$105,173,865
Undistributed (distributions in excess of) net investment income	938,502	90,361
Accumulated net realized gain (loss)	(171,946,602)	(18,770,153)
Net unrealized appreciation (depreciation) of:
Investments	(66,417,624)	(8,951,748)
Foreign currency translation	16,759	(301)

Net Assets	$1,742,845,593	$77,542,024

Individual Investor Class
Net assets	$1,655,479,516	$75,320,394
Capital Shares Outstanding	92,286,376	9,268,622

Net asset value per share	$17.94	$8.13

Institutional Class
Net assets	$86,773,214	$2,219,106
Capital Shares Outstanding	4,795,862	269,556

Net asset value per share	$18.09	$8.23

R Share Class
Net assets	$592,864	$2,524
Capital Shares Outstanding	32,831	309

Net asset value per share	$18.06	$8.17

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009

Small Cap Fund	International Fund	High Yield Bond Fund	Women’s Equity Fund	Global Green Fund

$2,213,433	$4,123,267	$302,877,058	$36,306,104	$11,913,774
1,356	3,288	(197,118)	7,283	6,775
(218,407)	(391,953)	(7,315,490)	(5,746,842)	(1,065,110)

18,572	(53,610)	1,058,531	(2,316,676)	214,337
—	23	4,133	99	84

$2,014,954	$3,681,015	$296,427,114	$28,249,968	$11,069,860

$1,963,088	$3,625,768	$239,257,127	$25,765,056	$10,747,833
247,506	507,988	33,684,493	1,863,934	1,449,063

$7.93	$7.14	$7.10	$13.82	$7.42

$51,074	$44,086	$57,156,994	$2,484,912	$228,159
6,439	6,167	8,082,295	179,604	30,760

$7.93	$7.15	$7.07	$13.84	$7.42

$792	$11,161	$12,993		$93,867
100	1,564	1,837		12,681

$7.92	$7.14	$7.07		$7.40

SEE NOTES TO FINANCIAL STATEMENTS

Six-Months Ended June 30, 2009
Statements of Operations (Unaudited)

	Balanced Fund	Growth Fund

Investment Income
Income
Dividends (net of foreign withholding tax of $421,648; $22,928; $6; $6,991; $1,397; $17,971; and $8,774; respectively)	$10,867,944	$589,976
Interest (net of foreign withholding tax of $3,250; $0; $0; $0; $0; $0; and $0; respectively)	13,543,554	—
Income from securities lending—Note A	8,769	1,321
Other income	—	—

Total Income	24,420,267	591,297

Expenses
Investment advisory fees—Note B	4,120,690	289,651
Distribution expenses—Individual Investor (Note B)	1,957,031	83,440
Distribution expenses—R (Note B)	624	5
Transfer agent fees—Note A	1,290,475	140,018
Printing and other shareholder communication fees	138,811	22,894
Custodian fees	186,715	13,483
Legal fees and related expenses	78,059	13,153
Trustees’ fees and expenses—Note B	72,279	14,522
Compliance expense	17,546	7,567
Audit fees	42,615	27,526
Registration fees	34,885	27,446
Other expenses	126,004	5,905

Total Expenses	8,065,734	645,610

Less: Fees paid indirectly—Note E	(1,024)	(31)
Expenses assumed by Advisor—Note B	—	(148,281)

Net expenses	8,064,710	497,298

Net investment income	16,355,557	93,999

Realized and Unrealized Gain (Loss)—Notes A and C
Net realized gain (loss) on:
Investments (including premium on options exercised)	(43,119,486)	(8,460,798)
Option contracts written	894,763	74,233
Foreign currency transactions	(80,848)	(3,079)
Change in unrealized appreciation (depreciation) on:
Investments	130,049,472	16,924,727
Option contracts written	454,838	11,212
Foreign currency translation	95,416	(69)

Net realized and unrealized gain on investments and foreign currency	88,294,155	8,546,226

Net increase in net assets resulting from operations	$104,649,712	$8,640,225

SEE NOTES TO FINANCIAL STATEMENTS

Six-Months Ended June 30, 2009

Small Cap Fund	International Fund	High Yield Bond Fund	Women’s Equity Fund	Global Green Fund

$10,115	$55,251	$221,928	$310,621	$90,343
—	—	9,734,945	19,840	50
—	—	1,451	325	—
—	—	47,216	—	—

10,115	55,251	10,005,540	330,786	90,393

5,303	10,932	494,378	94,331	33,684
1,756	3,189	199,094	28,679	9,198
2	14	21	—	115
18,623	19,478	129,187	54,966	31,961
4,450	5,497	10,303	9,600	5,573
2,971	15,077	23,175	9,842	12,884
10,585	10,683	15,182	11,423	10,809
14,351	14,351	14,522	14,320	14,330
6,627	6,626	8,492	6,984	6,627
13,476	17,758	31,708	13,148	15,219
25,465	25,430	37,942	17,149	31,281
89	147	11,134	2,775	368

103,698	129,182	975,138	263,217	172,049

(3)	(1)	(573)	(6)	—
(94,936)	(111,187)	(72,750)	(110,015)	(119,696)

8,759	17,994	901,815	153,196	52,353

1,356	37,257	9,103,725	177,590	38,040

(38,345)	(291,507)	(3,603,158)	(2,245,972)	(723,506)
—	—	—	62,169	—
—	(849)	31,796	(995)	(15,051)

317,835	788,317	32,574,077	4,120,135	2,198,411
—	—	—	57,879	—
—	(276)	4,113	114	366

279,490	495,685	29,006,828	1,993,330	1,460,220

$280,846	$532,942	$38,110,553	$2,170,920	$1,498,260

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Balanced Fund
	(Unaudited)
	Six Months Ended	Year Ended
	6/30/09	12/31/08

Increase (Decrease) in Net Assets
Operations
Investment income, net	$16,355,557	$40,319,198
Net realized gain (loss) on investments and foreign currency transactions	(42,305,571)	(130,369,274)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	130,599,726	(676,397,540)

Net increase (decrease) in net assets resulting from operations	104,649,712	(766,447,616)
Distributions to shareholders from:
Net investment income
Individual Investor Class	(14,807,538)	(38,363,387)
Institutional Class	(859,363)	(1,578,575)
R Class	(5,339)	(720)
Realized gains
Individual Investor Class	—	(23,500,488)
Institutional Class	—	(784,014)
R Class	—	(50)

Total distributions to shareholders	(15,672,240)	(64,227,234)

From capital share transactions:
Individual Investor Class
Proceeds from shares sold	61,070,156	265,106,972
Proceeds from reinvestment of distributions	14,161,210	59,474,310
Cost of shares redeemed	(117,269,764)	(352,537,506)

Net increase (decrease) from Individual Investor Class transactions	(42,038,398)	(27,956,224)

Institutional Class
Proceeds from shares sold	20,610,377	84,274,387
Proceeds from reinvestment of distributions	807,436	2,231,190
Cost of shares redeemed	(4,979,209)	(13,301,789)

Net increase (decrease) from Institutional Class transactions	16,438,604	73,203,788

R Class
Proceeds from shares sold	547,727	72,633
Proceeds from reinvestment of distributions	5,339	770
Cost of shares redeemed	(26,536)	(4,150)

Net increase from R Class transactions	526,530	69,253

Net increase (decrease) from capital share transactions	(25,073,264)	45,316,817

Net increase (decrease) in net assets	63,904,208	(785,358,033)

Net assets	1,678,941,385	2,464,299,418

Beginning of period	$1,742,845,593	$1,678,941,385

End of year (1)

(1) Includes undistributed net investment income (loss)	$938,502	$255,184

[1]	Commencement of Operations—March 27, 2008
SEE NOTES TO FINANCIAL STATEMENTS

Growth Fund		Small Cap Fund		International Fund
(Unaudited)		(Unaudited)	Period from	(Unaudited)	Period from
Six Months Ended	Year Ended	Six Months Ended	3/27/08[1] through	Six Months Ended	3/27/08[1] through
6/30/09	12/31/08	6/30/09	12/31/08	6/30/09	12/31/08

$93,999	$585	$1,356	$2,024	$37,257	$29,350
(8,389,644)	(10,533,851)	(38,345)	(180,073)	(292,356)	(99,475)
16,935,870	(37,735,403)	317,835	(299,263)	788,041	(841,628)

8,640,225	(48,268,669)	280,846	(477,312)	532,942	(911,753)

—	—	(11)	(1,967)	(40,563)	(22,850)
—	—	(32)	(3)	(9)	(9)
—	—	—	—	(5)	(5)

—	(2,202,047)	—	—	—	—
—	(52,737)	—	—	—	—
—	(20)	—	—	—	—

—	(2,254,804)	(43)	(1,970)	(40,577)	(22,864)

5,655,969	27,195,248	628,803	1,658,906	1,087,371	3,097,458
—	2,146,683	11	1,896	39,578	22,736
(5,281,212)	(18,980,436)	(83,683)	(42,640)	(73,595)	(98,910)

374,757	10,361,495	545,131	1,618,162	1,053,354	3,021,284

425,832	2,573,319	48,206	1,000	38,917	1,000
—	52,737	1	3	9	9
(1,436,599)	(713,137)	(70)	—	(726)	(5)

(1,010,767)	1,912,919	48,137	1,003	38,200	1,004

559	1,017	—	1,000	8,300	1,000
—	20	—	—	120	5
—	—	—	—	—	—

559	1,037	—	1,000	8,420	1,005

(635,451)	12,275,451	593,268	1,620,165	1,099,974	3,023,293

8,004,774	(38,248,022)	874,071	1,140,883	1,592,339	2,088,676

69,537,250	107,785,272	1,140,883	—	2,088,676	—

$77,542,024	$69,537,250	$2,014,954	$1,140,883	$3,681,015	$2,088,676

$90,361	$(3,638)	$1,356	$43	$3,288	$6,608

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	High Yield Bond Fund
	(Unaudited)
	Six Months Ended	Year Ended
	6/30/09	12/31/08

Increase (Decrease) in Net Assets
Operations
Investment income, net	$9,103,725	$8,350,375
Net realized gain (loss) on investments and foreign currency transactions	(3,571,362)	(3,238,801)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	32,578,190	(29,640,700)

Net increase (decrease) in net assets resulting from operations	38,110,553	(24,529,126)
Distributions to shareholders from:
Net investment income
Individual Investor Class	(7,354,546)	(6,896,070)
Institutional Class	(1,822,150)	(2,024,902)
R Class	(366)	(156)
Realized gains
Individual Investor Class	—	(137,412)
Institutional Class	—	(39,348)
R Class	—	(2)

Total distributions to shareholders	(9,177,062)	(9,097,890)

From capital share transactions:
Individual Investor Class
Proceeds from shares sold	165,699,988	74,197,985
Proceeds from reinvestment of distributions	6,681,503	6,183,131
Cost of shares redeemed	(48,493,086)	(40,365,509)
Redemption fees	—	2,352

Net increase (decrease) from Individual Investor Class transactions	123,888,405	40,017,959

Institutional Class
Proceeds from shares sold	40,722,166	13,422,211
Proceeds from reinvestment of distributions	1,541,505	1,780,892
Cost of shares redeemed	(14,503,451)	(3,062,903)
Redemption fees	—	645

Net increase (decrease) from Institutional Class transactions	27,760,220	12,140,845

R Class
Proceeds from shares sold	7,234	13,785
Proceeds from reinvestment of distributions	366	165
Cost of shares redeemed	—	(10,003)

Net increase from R Class transactions	7,600	3,947

Net increase (decrease) from capital share transactions	151,656,225	52,162,751

Net increase (decrease) in net assets	180,589,716	18,535,735

Net assets
Beginning of period	115,837,398	97,301,663

End of year (1)	$296,427,114	$115,837,398

(1) Includes undistributed net investment income (loss)	$(197,118)	$(123,780)

[1]	Commencement of Operations—March 27, 2008
SEE NOTES TO FINANCIAL STATEMENTS

Women’s Equity Fund		Global Green Fund
(Unaudited)		(Unaudited)	Period from
Six Months Ended	Year Ended	Six Months Ended	3/27/08[1] through
6/30/09	12/31/08	6/30/09	12/31/08

$177,590	$266,073	$38,040	$8,880
(2,184,798)	(3,580,702)	(738,557)	(311,265)
4,178,128	(13,880,295)	2,198,777	(1,984,356)

2,170,920	(17,194,924)	1,498,260	(2,286,741)

(147,432)	(240,824)	(29,882)	(24,425)
(16,768)	(35,404)	(777)	(28)
—	—	(242)	(79)

—	(1,066,937)	—	—
—	(122,317)	—	—
—	—	—	—

(164,200)	(1,465,482)	(30,901)	(24,532)

1,580,109	11,032,167	3,715,370	8,634,187
143,322	1,278,552	29,476	23,996
(1,764,748)	(4,883,779)	(422,175)	(368,505)
—	—	—	—

(41,317)	7,426,940	3,322,671	8,289,678

14,875	186,131	190,385	7,500
16,542	157,693	77	28
(9,558)	(608,941)	—	—
—	—	—	—

21,859	(265,117)	190,462	7,528

		56,389	63,807
		242	79
		(1,698)	(15,384)

		54,933	48,502

(19,458)	7,161,823	3,568,066	8,345,708

1,987,262	(11,498,583)	5,035,425	6,034,435

26,262,706	37,761,289	6,034,435	—

$28,249,968	$26,262,706	$11,069,860	$6,034,435

$7,283	$(6,107)	$6,775	$(364)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Balanced Fund
	(Unaudited)
	Six Months Ended	Year Ended
	6/30/09	12/31/08

Individual Investor Class
Shares sold	3,622,329	11,909,806
Shares issued in reinvestment of distributions	809,214	2,857,152
Shares redeemed	(7,022,424)	(16,437,239)

Net increase (decrease) in shares outstanding	(2,590,881)	(1,670,281)

Institutional Class[1]
Shares sold	1,174,113	3,637,236
Shares issued in reinvestment of distributions	45,747	107,927
Shares redeemed	(295,349)	(666,011)

Net increase (decrease) in shares outstanding	924,511	3,079,152

R Class[1]
Shares sold	30,802	3,460
Shares issued in reinvestment of distributions	303	44
Shares redeemed	(1,630)	(189)

Net increase in shares outstanding	29,475	3,315

	High Yield Bond Fund
	(Unaudited)
	Six Months Ended	Year Ended
	6/30/09	12/31/08

Individual Investor Class
Shares sold	24,872,738	10,309,739
Shares issued in reinvestment of distributions	982,289	845,139
Shares redeemed	(7,287,090)	(5,359,120)

Net increase (decrease) in shares outstanding	18,567,937	5,795,758

Institutional Class[1]
Shares sold	6,154,811	1,750,589
Shares issued in reinvestment of distributions	228,309	244,737
Shares redeemed	(2,190,312)	(421,483)

Net increase (decrease) in shares outstanding	4,192,808	1,573,843

R Class[1]
Shares sold	1,109	1,873
Shares issued in reinvestment of distributions	54	25
Shares redeemed	—	(1,345)

Net increase in shares outstanding	1,163	553

[1]	Information shown from commencement of Operations—March 27, 2008.
SEE NOTES TO FINANCIAL STATEMENTS

Growth Fund		Small Cap Fund		International Fund
(Unaudited)		(Unaudited)	Period from	(Unaudited)	Period from
Six Months Ended	Year Ended	Six Months Ended	3/27/08[1] through	Six Months Ended	3/27/08[1] through
6/30/09	12/31/08	6/30/09	12/31/08	6/30/09	12/31/08

763,246	1,543,838	91,129	173,705	177,213	346,228
—	972,471	1	298	5,769	3,854
(745,840)	(2,567,485)	(11,711)	(5,916)	(12,199)	(12,877)

17,406	(51,176)	79,419	168,087	170,783	337,205

59,348	196,681	6,347	100	6,167	100
—	7,983	—	—	1	2
(208,100)	(1,856)	(9)	—	(103)	—

(148,752)	202,808	6,338	100	6,065	102

75	71	—	100	1,445	100
—	9	—	—	18	1
—	—	—	—	—	—

75	80	—	100	1,463	101

Women’s Equity Fund		Global Green Fund
(Unaudited)		(Unaudited)	Period from
Six Months Ended	Year Ended	Six Months Ended	3/27/08[1] through
6/30/09	12/31/08	6/30/09	12/31/08

126,479	586,558	569,345	988,608
10,704	66,074	4,176	3,933
(148,927)	(286,794)	(64,566)	(52,433)

(11,744)	365,838	508,955	940,108

1,071	9,624	29,954	791
1,235	8,230	11	4
(812)	(45,265)	—	—

1,494	(27,411)	29,965	795

		8,183	6,910
		35	13
		(264)	(2,196)

		7,954	4,727

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Financial Highlights
Selected data for a share outstanding throughout each period.

		Income (loss) from
		investment operations			Distributions to shareholders
	Net asset	Net	Net
	value,	investment	realized and	Total from	From net	From net	Tax
	beginning	income	unrealized	investment	investment	realized	return of
	of period	(loss)[1]	gain (loss)	operations	income	gains	capital

Balanced Fund
Individual Investor Class
For the Period Ended June 30, 2009[5]	$17.00	$0.17	$0.93	$1.10	$0.16	$—	$—
For the Year Ended December 31, 2008	25.31	0.41	(8.08)	(7.67)	0.40	0.24	—
For the Year Ended December 31, 2007	24.53	0.44	1.87	2.31	0.43	1.10	—
For the Year Ended December 31, 2006	23.65	0.38	2.14	2.52	0.39	1.25	—
For the Year Ended December 31, 2005	23.22	0.31	0.94	1.25	0.28	0.54	—
For the Year Ended December 31, 2004	20.68	0.23	2.53	2.76	0.22	—	—
Institutional Class
For the Period Ended June 30, 2009[5]	$17.14	$0.19	$0.94	$1.13	$0.18	$—	$—
For the Year Ended December 31, 2008	25.53	0.45	(8.14)	(7.69)	0.46	0.24	—
For the Period Ended December 31, 2007[6]	24.95	0.38	1.56	1.94	0.33	1.03	—
R Class
For the Period Ended June 30, 2009[5]	$17.13	$0.15	$0.94	$1.09	$0.16	$—	$—
For the Year Ended December 31, 2008	25.59	0.31	(8.12)	(7.81)	0.41	0.24	—
For the Period Ended December 31, 2007[7]	24.95	0.45	1.44	1.89	0.22	1.03	—

Growth Fund
Individual Investor Class
For the Period Ended June 30, 2009[5]	$7.19	$0.01	$0.93	$0.94	$—	$—	$—
For the Year Ended December 31, 2008	12.56	—	(5.12)	(5.12)	—	0.25	—
For the Year Ended December 31, 2007	12.53	(0.03)	1.70	1.67	—	1.64	—
For the Year Ended December 31, 2006	12.82	(0.07)	(0.22)	(0.29)	—	—	—
For the Year Ended December 31, 2005	11.96	(0.07)	0.93	0.86	—	—	—
For the Year Ended December 31, 2004	9.80	(0.12)	2.28	2.16	—	—	—
Institutional Class
For the period ended June 30, 2009[5]	$7.27	$0.02	$0.94	$0.96	$—	$—	$—
For the Year Ended December 31, 2008	12.68	0.02	(5.18)	(5.16)	—	0.25	—
For the Period Ended December 31, 2007[7]	13.10	0.12	0.99	1.11		1.53	—
R Class
For the Period Ended June 30, 2009[5]	$7.24	$—	$0.93	$0.93	$—	$—	$—
For the Year Ended December 31, 2008	12.66	(0.03)	(5.14)	(5.17)	—	0.25	—
For the Period Ended December 31, 2007[7]	13.10	0.02	1.07	1.09	—	1.53	—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009

					Ratios to average net assets[3]
					Net		Net expenses	Total expenses
		Net asset		Net assets	expenses	Net	including	excluding
		value,		end of	excluding	investment	custody	custody
Total	Redemption	end of	Total	period	custody	income	credits and	credits	Portfolio
distributions	Fees	period	return[2]	(in $MM’s)	credits	(loss)	waivers	and waivers	Turnover[4]

$0.16	$—	$17.94	6.50%	$1,655	1.00%	1.99%	1.00%	1.00%	28%
0.64	—	17.00	(30.72%)	1,613	0.95%	1.85%	0.95%	0.95%	54%
1.53	—	25.31	9.44%	2,444	0.96%	1.70%[6]	0.96%	0.96%	38%
1.64	—	24.53	10.71%	2,181	0.94%	1.54%[6]	0.94%	0.94%	29%
0.82	—	23.65	5.39%	1,929	0.96%	1.32%	0.96%	0.96%	22%
0.22	—	23.22	13.39%	1,462	0.95%	1.07%	0.95%	0.95%	33%
$0.18	$—	$18.09	6.63%	$87	0.75%	2.24%	0.75%	0.75%	28%
0.70	—	17.14	(30.58%)	66	0.70%	2.10%	0.70%	0.70%	54%
1.36	—	25.53	7.84%	20	0.71%	1.95%	0.71%	0.71%	38%
$0.16	$—	$18.06	6.42%	$1	1.25%	1.74%	1.25%	1.25%	28%
0.65	—	17.13	(30.96%)	—	1.20%	1.60%	1.20%	1.20%	54%
1.25	—	25.59	7.61%	—	1.21%	1.43%	1.21%	1.21%	38%
$—	$—	$8.13	13.07%	$75	1.45%	0.27%	1.45%	1.88%	21%
0.25	—	7.19	(41.52%)	66	1.46%	(0.01%)	1.46%	1.67%	51%
1.64	—	12.56	13.39%	105	1.51%	(0.19%)	1.50%	1.76%	66%
—	—	12.53	(2.26%)	106	1.50%	(0.56%)	1.50%	1.77%	117%
—	—	12.82	7.19%	98	1.51%	(0.56%)	1.50%	2.06%	105%
—	—	11.96	22.04%	65	1.51%	(1.09%)	1.50%	2.01%	93%
$—	$—	$8.23	13.20%	$2	1.20%	0.52%	1.20%	1.63%	21%
0.25	—	7.27	(41.44%)	3	1.21%	0.24%	1.21%	1.41%	51%
1.53	—	12.68	8.53%	3	1.26%	1.27%	1.25%	1.51%	66%
$—	$—	$8.17	12.85%	$0	1.70%	0.02%	1.70%	2.13%	21%
0.25	—	7.24	(41.58%)	—	1.71%	(0.26%)	1.71%	1.91%	51%
1.53	—	12.66	8.37%	—	1.76%	0.45%	1.75%	2.01%	66%

[5]	Unaudited.

[6]	The Balanced Fund received litigation settlements in the amounts of $1,250,000 in 2007 and $719,133 in 2006. Had these amounts not been included in income, the income ratios would have been 1.64% and 1.50% for the years ended December 31, 2007 and 2006, respectively.

[7]	Per share data is reflected from class inception date of April 2, 2007.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from
		investment operations			Distributions to shareholders
	Net asset		Net
	value,	Net	realized and	Total from	From net	From net	Tax
	beginning	investment	unrealized	investment	investment	realized	return of
	of period	income[1]	gain (loss)[1]	operations	income	gains	capital

Small Cap Fund
Individual Investor Class
For the Period Ended June 30, 2009[5]	$6.78	$0.01	$1.14	$1.15	$—	$—	$—
For the Period Ended December 31, 2008[6]	10.00	0.01	(3.22)	(3.21)	0.01	—	—
Institutional Class
For the Period Ended June 30, 2009[5]	$6.78	$0.02	$1.14	$1.16	$0.01	$—	$—
For the Period Ended December 31, 2008[6]	10.00	0.03	(3.22)	(3.19)	0.03	—	—
R Class
For the Period Ended June 30, 2009[5]	$6.78	$—	$1.14	$1.14	$—	$—	$—
For the Period ended December 31, 2008[6]	10.00	—	(3.22)	(3.22)	—	—	—

International Fund
Individual Investor Class
For the Period Ended June 30, 2009[5]	$6.19	$0.13	$0.90	$1.03	$0.08	$—	$—
For the Year Ended December 31, 2008[6]	10.00	0.13	(3.86)	(3.73)	0.08	—	—
Institutional Class
For the Period Ended June 30, 2009[5]	$6.19	$0.15	$0.90	$1.05	$0.09	$—	$—
For the Year Ended December 31, 2008[6]	10.00	0.15	(3.87)	(3.72)	0.09	—	—
R Class
For the Period Ended June 30, 2009[5]	$6.20	$0.12	$0.90	$1.02	$0.08	$—	$—
For the Year Ended December 31, 2008[6]	10.00	0.12	(3.86)	(3.74)	0.06	—	—

High Yield Bond Fund
Individual Investor Class
For the Period Ended June 30, 2009[5]	$6.10	$0.30	$1.01	$1.31	$0.31	$—	$—
For the Year Ended December 31, 2008	8.37	0.59	(2.22)	(1.63)	0.63	0.01	—
For the Year Ended December 31, 2007	8.54	0.63	(0.14)	0.49	0.63	0.03	—
For the Year Ended December 31, 2006	8.35	0.62	0.19	0.81	0.62	0.00	—
For the Year Ended December 31, 2005	8.85	0.57	(0.37)	0.20	0.59	0.06	0.05
For the Year Ended December 31, 2004	8.64	0.56	0.27	0.83	0.60	0.02	—
Institutional Class
For the Period Ended June 30, 2009[5]	$6.08	$0.31	$0.99	$1.30	$0.31	$—	$—
For the Year Ended December 31, 2008	8.34	0.61	(2.22)	(1.61)	0.64	0.01	—
For the Year Ended December 31, 2007	8.54	0.65	(0.17)	0.48	0.65	0.03	—
For the Year Ended December 31, 2006	8.35	0.64	0.19	0.83	0.64	0.00	—
For the Year Ended December 31, 2005	8.85	0.59	(0.36)	0.23	0.62	0.06	0.05
For the Period Ended December 31, 2004[9]	8.44	0.34	0.46	0.80	0.37	0.02	—
R Class
For the Period Ended June 30, 2009[5]	$6.08	$0.29	$1.00	$1.29	$0.30	$—	$—
For the Year ended December 31, 2008	8.34	0.51	(2.16)	(1.65)	0.60	0.01	—
For the Period Ended December 31, 2007[10]	8.68	0.45	(0.29)	0.16	0.47	0.03	—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

[5]	Unaudited

[6]	Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009

						Ratios to average net assets[3]
						Net		Net expenses	Total expenses
			Net asset		Net assets	expenses		including	excluding
			value,		end of	excluding	Net	custody	custody
Total	Redemption		end of	Total	period	custody	investment	credits and	credits	Portfolio
distributions	Fees		period	return[2]	(in $MM’s)	credits	income	waivers	and waivers	Turnover[4]

$—	$—		$7.93	16.96%	$2	1.24%	0.19%	1.24%	14.68%	93%
0.01	—		6.78	(32.07%)	1	1.25%	0.22%	1.24%	14.13%	109%
$0.01	$—		$7.93	17.06%	$0	0.99%	0.44%	0.99%	14.43%	93%
0.03	—		6.78	(31.92%)	—	1.00%	0.47%	0.99%	13.88%	109%
$—	$—		$7.92	16.81%	$0	1.49%	(0.06%)	1.49%	14.93%	93%
—	—		6.78	(32.20%)	—	1.50%	(0.03%)	1.49%	14.38%	109%
$0.08	$—		$7.14	16.69%	$4	1.40%	2.88%	1.40%	10.05%	21%
0.08	—		6.19	(37.26%)	2	1.40%	2.08%	1.40%	11.81%	26%
$0.09	$—		$7.15	16.95%	$0	1.15%	3.13%	1.15%	9.80%	21%
0.09	—		6.19	(37.13%)	—	1.15%	2.33%	1.15%	11.56%	26%
$0.08	$—		$7.14	16.47%	$0	1.65%	2.63%	1.65%	10.30%	21%
0.06	—		6.20	(37.43%)	—	1.65%	1.83%	1.65%	12.06%	26%
$0.31	$—		$7.10	21.82%	$239	0.96%	9.16%	0.96%	1.03%	20%
0.64	—	[7]	6.10	(20.61%)	92	0.99%	7.82%	0.99%	1.19%	29%
0.66	—	[7]	8.37	5.80%[8]	78	1.00%	7.31%	0.99%	1.44%	26%
0.62	—	[7]	8.54	10.11%	71	1.15%	7.35%	1.15%	1.70%	46%
0.70	—	[7]	8.35	2.32%	57	1.51%	6.57%	1.50%	2.26%	65%
0.62	—	[7]	8.85	10.00%	46	1.50%	6.46%	1.50%	2.13%	95%
$0.31	$—		$7.07	21.85%	$57	0.71%	9.41%	0.71%	0.78%	20%
0.65	—	[7]	6.08	(20.38%)	24	0.74%	8.07%	0.74%	0.94%	29%
0.68	—	[7]	8.34	5.68%	19	0.75%	7.59%	0.74%	1.19%	26%
0.64	—	[7]	8.54	10.41%	10	0.88%	7.63%	0.88%	1.42%	46%
0.73	—	[7]	8.35	2.68%	10	1.16%	6.94%	1.15%	1.91%	65%
0.39	—		8.85	9.65%	6	1.15%	6.85%	1.15%	1.93%	95%
$0.30	$—		$7.07	21.55%	$0	1.21%	8.91%	1.21%	1.28%	20%
0.61	—		6.08	(20.91%)	—	1.24%	7.57%	1.24%	1.44%	29%
0.50	—		8.34	1.94%	—	1.25%	7.29%	1.24%	1.69%	26%

[7]	Rounds to less than $0.01.

[8]	Total return calculation includes a non-recurring reimbursement recorded as a capital contribution. Excluding the effect of this payment on the Fund’s ending net assets per share, the total return for the year ended December 31, 2007 would have been 5.42% (Note F).

[9]	Per share data and total return for High Yield Bond Fund Institutional Class reflected from class inception date of June 1, 2004.

[10]	Per share data for is reflected from class inception date of April 2, 2007.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from
		investment operations			Distributions to shareholders
	Net asset		Net
	value,	Net	realized and	Total from	From net	From net	Tax
	beginning	investment	unrealized	investment	investment	realized	return of
	of period	income[1]	gain (loss)[1]	operations	income	gains	capital

Women’s Equity Fund[6]
Individual Investor Class
For the Period Ended June 30, 2009[5]	$12.79	$0.09	$1.02	$1.11	$0.08	$—	$—
For the Year Ended December 31, 2008	22.01	0.13	(8.62)	(8.49)	0.13	0.60	—
For the Period Ended December 31, 2007[6]	21.86	0.07	2.13	2.20	0.10	1.95	—
For the Year Ended March 31, 2007[7]	21.24	0.11	1.10	1.21	0.11	0.48	—
For the Year Ended March 31, 2006[7]	20.48	0.08	1.18	1.26	0.08	0.42	—
For the Year Ended March 31, 2005[7]	19.40	0.05	1.05	1.10	0.02	—	—
For the Year Ended March 31, 2004[7]	14.67	(0.01)	4.74	4.73	—	—	—
Institutional Class
For the Period Ended June 30, 2009[5]	$12.80	$0.10	$1.03	$1.13	$0.09	$—	$—
For the Year Ended December 31, 2008	22.03	0.18	(8.63)	(8.45)	0.18	0.60	—
For the Period Ended December 31, 2007[6]	21.86	0.13	2.12	2.25	0.13	1.95	—
For the Period Ended March 31, 20077, [8]	21.53	0.17	0.82	0.99	0.18	0.48	—

Global Green Fund
Individual Investor Class
For the Period Ended June 30, 2009[5]	$6.38	$0.03	$1.03	$1.06	$0.02	$—	$—
For the Period Ended December 31, 2008[9]	10.00	0.02	(3.61)	(3.59)	0.03	—	—
Institutional Class
For the Period Ended June 30, 2009[5]	$6.38	$0.04	$1.03	$1.07	$0.03	$—	$—
For the Period Ended December 31, 2008[9]	10.00	0.03	(3.61)	(3.58)	0.04	—	—
R Class
For the Period Ended June 30, 2009[5]	$6.37	$0.02	$1.03	$1.05	$0.02	$—	$—
For the Period Ended December 31, 2008[9]	10.00	—	(3.61)	(3.61)	0.02	—	—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

[5]	Unaudited

[6]	Effective October 29, 2007, the Women’s Equity Fund acquired the assets and liabilities of the original Women’s Equity Fund, a series of Professionally Managed Portfolios. For the five years ended March 31, 2007 and for the period from April 1, 2007 through October 28, 2007, the Adviser of the Fund was FEMMX Financial. For the period from October 29, 2007 through December 31, 2007 the Adviser was Pax World Management Corp. The original Women’s Equity Fund had a fiscal year end of March 31. Information shown for periods prior to October 29, 2007 reflect that of the original Women’s Equity Fund.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009

						Ratios to average net assets[3]
						Net		Net expenses	Total expenses
			Net asset		Net assets	expenses		including	excluding
			value,		end of	excluding	Net	custody	custody
Total	Redemption		end of	Total	period	custody	investment	credits and	credits	Portfolio
distributions	Fees		period	return[2]	(in $MM’s)	credits	income	waivers	and waivers	Turnover[4]

$0.08	$—		$13.82	8.70%	$26	1.24%	1.39%	1.24%	2.11%	51%
0.73	—		12.79	(39.69%)	24	1.24%	0.71%	1.24%	1.82%	78%
2.05	—	[10]	22.01	10.13%	33	1.29%	0.37%	1.29%	1.67%	32%
0.59	—	[10]	21.86	5.67%	33	1.34%	0.50%	1.34%	1.79%	25%
0.50	—	[10]	21.24	6.20%	35	1.48%	0.38%	1.48%	1.96%	22%
0.02	—		20.48	5.66%	33	1.50%	0.30%	1.50%	1.98%	8%
—	—		19.40	32.24%	22	1.50%	(0.03%)	1.50%	2.14%	16%
$0.09	$—		$13.84	8.89%	$2	0.99%	1.64%	0.99%	1.86%	51%
0.78	—		12.80	(39.52%)	2	0.99%	0.96%	0.99%	1.57%	78%
2.08	—	[10]	22.03	10.37%	5	0.99%	0.55%	0.99%	1.44%	32%
0.66	—	[10]	21.86	4.57%	5	0.99%	0.91%	0.99%	1.50%	25%
$0.02	$—		$7.42	16.65%	$11	1.40%	1.01%	1.40%	4.60%	38%
0.03	—		6.38	(35.92%)	6	1.40%	0.27%	1.40%	6.25%	28%
$0.03	$—		$7.42	16.75%	$0	1.15%	1.26%	1.15%	4.35%	38%
0.04	—		6.38	(35.83%)	—	1.15%	0.52%	1.15%	6.00%	28%
$0.02	$—		$7.40	16.49%	$0	1.65%	0.76%	1.65%	4.85%	38%
0.02	—		6.37	(36.12%)	—	1.65%	0.02%	1.65%	6.50%	28%

[7]	Beginning with the period from April 1, 2007 through December 31, 2007, the Women’s Equity Fund was audited by Ernst & Young LLP. The previous periods were audited by another independent registered accounting firm.

[8]	Per share data for the Women’s Equity Fund Institutional Class reflected from class inception date of April 19, 2006.

[7]	Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.

[10]	Rounds to less than $0.01.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2009
Notes to Financial Statements
Pax World Funds Series Trust I
NOTE A—Organization and Summary of Significant Accounting Policies
Organization Pax World Funds Series Trust I (the “Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts. Each of the Pax World Balanced Fund (the “Balanced Fund”), Pax World Growth Fund (the “Growth Fund”), Pax World Small Cap Fund (the “Small Cap Fund”), Pax World International Fund (the “International Fund”), Pax World High Yield Bond Fund (the “High Yield Bond Fund”), Pax World Women’s Equity Fund (the “Women’s Equity Fund”), and Pax World Global Green Fund (the “Global Green Fund”) (each a “Fund” and collectively, the “Funds”) is a diversified series of the Trust.
The Funds seek to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Funds avoid investing in companies that their investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.
The Balanced Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Fund seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing approximately 60% of its assets in equity securities (including but not limited to common stocks, preferred stocks and equity securities convertible into common or preferred stocks) and 40% of the assets in debt securities (including but not limited to debt securities convertible into equity securities). On April 2, 2007, the Balanced Fund added Institutional and R Classes of shares.
The Growth Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stock and securities convertible into common stock and preferred stock) of companies that the Adviser believes have above-average growth prospects. On April 2, 2007, the Growth Fund added Institutional and R Classes of shares.
The Small Cap Fund’s investment objective is to seek long-term growth of

June 30, 2009
capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities (such as common stocks, preferred stocks, and securities convertible into common or preferred stocks) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization. All classes of the Small Cap Fund were added on March 27, 2008 and operations for the Individual Investor class commenced on that date.
The International Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in securities (such as common stock, preferred stocks and securities convertible into common or preferred stocks) of non-U.S. issuers. All classes of the International Fund were added on March 27, 2008 and operations for the Individual Investor class commenced on that date.
The High Yield Bond Fund’s primary investment objective is to seek high current income. It will, however, also seek capital appreciation as a secondary objective. The Fund seeks to achieve this objective by investing, under normal market conditions, at least eighty percent (80%) of its assets (plus any borrowings for investment purposes) in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service and other fixed income securities that, are, in the opinion of the Adviser, of comparable quality (commonly referred to as “junk bonds”). On April 30, 2004, the High Yield Bond Fund added an Institutional Class of shares and renamed its existing shares the Individual Investor Class. On April 2, 2007, the High Yield Bond Fund added the R Class Shares. Operations of the Institutional Class of shares commenced on June 1, 2004.
On October 29, 2007, the Women’s Equity Fund acquired the assets and assumed the liabilities of the original Women’s Equity Fund, a series of Professionally Managed Portfolios (the “Original Women’s Equity Fund”) pursuant to a plan of reorganization which was approved by the shareholders of the Original Women’s Equity Fund. Prior to the acquisition, the current Women’s Equity Fund had no assets or liabilities. Shares were transferred on a one-to-one basis for both Individual Investor Class (formerly referred to as “Retail Class”) and Institutional Class, in a tax free exchange, having no effect on the Fund’s operations. The Original Women’s Equity Fund had a fiscal year

June 30, 2009
Notes to Financial Statements, continued
end of March 31; the current Women’s Equity Fund has a fiscal year end of December 31. Information shown herein for the four years ended March 31, 2007 and the period from April 1, 2007 through October 28, 2007 relates to the Original Women’s Equity Fund.
The Women’s Equity Fund’s investment objective is to seek long-term growth of capital. Under normal market conditions, the Fund seeks to achieve this objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks). In selecting investments, the Adviser applies sustainable investing criteria, emphasizing companies that promote gender equity through internal policies and programs, transparency regarding the effectiveness of those policies and programs, and accountability among employees to assure implementation and observance of the same.
The Global Green Fund’s investment objective is to seek long-term growth of capital by investing in companies whose businesses and technologies focus on mitigating the environmental impacts of commerce. Under normal market conditions the Fund will primarily invest in equity securities (such as common stock, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world. All classes of the Global Green Fund were added on March 27, 2008 and operations for the Individual Investor class commenced on that date.
Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments Investments for which market quotations are readily available are valued at fair value. Fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60

June 30, 2009
days or less are generally valued at amortized cost, which approximates fair value.
Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Trustees (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.
The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds’ net asset value is determined. At June 30, 2009, the High Yield Bond Fund held two securities fair valued at $66,584, representing 0.02% of the Fund’s net asset value, and the Women’s Equity Fund held one security fair valued at $515,000, representing 1.29% of the Fund’s net asset value.
For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the

June 30, 2009
Notes to Financial Statements, continued
close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds’ fair value pricing procedures require the Funds to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.
The net asset value per share (“NAV”) of each class of a Funds shares is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange on each day (a “Business Day”) that the New York Stock Exchange is open for trading.
For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.
The Funds have adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be

June 30, 2009
observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2009:

	Level One	Level Two	Level Three	Totals

Balanced
Common Stocks	$1,194,862,812	$7,542,938	$—	$1,202,405,750
Preferred Stocks	6,429,052	—	—	6,429,052
Exchange Traded Funds	35,587,958	—	—	35,587,958
Corporate Bonds	—	208,821,607	—	208,821,607
U.S. Govt Agency Bonds	—	99,577,362	—	99,577,362
Government Bonds	—	10,521,438	—	10,512,438
Municipal Bonds	—	45,770,155	—	45,770,155
U.S. Treasury Notes	—	36,793,952	—	36,793,952
Mortgage-Backed Securities	—	87,603,842	—	87,603,842
Certificates of Deposit	—	1,100,000	—	1,100,000
Equity Call/Put Options Written	(1,255,575)	—	—	(1,255,575)

Total	$1,235,624,247	$497,722,294	$—	$1,733,346,541

June 30, 2009
Notes to Financial Statements, continued

	Level One	Level Two	Level Three	Totals

Growth
Common Stocks—Domestic	$75,694,082	$—	$—	$75,694,082
Common Stocks—Foreign	—	1,181,308		1,181,308
Equity Call/Put Options Written	(10,200)	—	—	(10,200)

Total	75,683,882	1,181,308	—	76,865,189

Small Cap
Common Stocks	$1,819,648	$—	$—	1,819,648
Exchange Traded Funds	45,590	—	—	45,590

Total	1,865,238	—	—	1,865,238

International
Common Stocks—Domestic	$—	$—	$—	$—
Common Stocks—Foreign	1,242,578	2,104,227	—	3,346,805
Preferred Stocks—Foreign	17,320	—	—	17,320
Exchange Traded Funds	306,513	—	—	306,513

Total	1,566,411	2,104,227	—	3,670,638

High Yield Bond
Common Stocks	$1,489,330	$—	$—	$1,489,330
Preferred Stocks	4,380,862	—	—	4,380,862
Corporate Bonds	—	273,620,501	66,584	273,687,085
Loan Participation Notes	—	2,250,000	—	2,250,000
Certificates of Deposit	—	700,564	—	700,564

Total	5,870,192	276,571,065	66,584	282,507,841

Women’s Equity
Common Stocks	$24,452,360	$1,707,597	$—	$26,159,957
Exchange Traded Funds	1,148,425	—	—	1,148,425
Corporate Bonds	—	500,000	525,000	1,025,000
Equity Call Options Purchased	525	—	—	525
Equity Call/Put Options Written	(149,127)	—	—	(149,127)

Total	25,452,183	2,207,597	525,000	28,184,780

Global Green
Common Stocks—Domestic	$4,520,203	$—	$—	$4,520,203
Common Stocks—Foreign		5,970,262		5,970,262
Repurchase Agreement	—	425,000	—	425,000

Total	4,520,203	6,395,262	—	10,915,465

June 30, 2009
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	High Yield Bond	Women’s Equity

Investments in Securities
Balance as of December 31, 2008	$—	$535,000
Realized Gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	(10,000)
Net purchases (sales)	66,584	—
Transfers in and/or out of Level Three	—	—

Balance as of June 30, 2009	$66,584	$525,000

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.
Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Balanced Fund, Growth Fund, Small Cap Fund, International Fund, Women’s Equity Fund and Global Green Fund expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The High Yield Bond Fund expects to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on High Yield Bond Fund shares the day after the Fund receives his or her purchase payment.
Expenses Expenses of the Funds that are directly identifiable to a specific Fund are applied to that Fund. Expenses that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the

June 30, 2009
Notes to Financial Statements, continued
Funds. Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds.
Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.
Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.
Redemption Fees The Funds do not currently charge a redemption fee. However, prior to March 27, 2008, the High Yield Bond Fund charged a 2.00% redemption fee on shares held for less than 45 days. The Board of Trustees terminated the redemption fee effective March 27, 2008. Also, prior to its acquisition in October 2007, the Original Women’s Equity Fund charged a 2.00% redemption fee on shares held less than 60 days. These fees were deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retained the fees charged as paid-in capital and such fees became part of the Fund’s daily NAV calculation.
Securities Lending Each of the Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of

June 30, 2009
securities. Cash collateral received is invested in the State Street Navigator Securities Lending Prime Portfolio, a registered Rule 2a-7 money market fund.
The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the Borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.
A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.
As of June 30, 2009, the value of securities loaned, payable for cash collateral due to brokers and non-cash collateral pledged by brokers were as follows:

	Market Value of	Payable on Collateral	Non-Cash
	Securities Loaned	Due to Broker	Collateral Value

Balanced	$38,928,660	$40,770,939	$—
Growth	2,869,267	2,941,505	—
High Yield Bond	8,125,809	8,278,915	—
Women’s Equity	1,208,655	1,122,565	148,305
NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties
The Trust has entered into an Investment Advisory Contract (the “Agreement”) with Pax World Management Corp. (the “Adviser”). Pursuant to the terms of the agreement, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objective, investment programs and policies.

June 30, 2009
Notes to Financial Statements, continued
Pursuant to the Agreement the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

		Average Net Asset Value of Fund
Fund	Minimum Fee	Up to $25M	Over $25M

Balanced	None	0.75%	0.50%
Growth	$25,000	1.00%	0.75%
Small Cap	None	0.75%	0.75%
International	None	0.85%	0.85%
High Yield Bond[1]	$25,000	0.50%[1]	0.50%[1]
Women’s Equity	None	0.75%	0.75%
Global Green	None	0.90%	0.90%

[1]	The fee for the High Yield Bond Fund is 1.00% of assets up to $25 million and 0.75% of assets in excess of $25 million. However, the Adviser has contractually agreed to reduce the management fee for the High Yield Bond Fund to 0.50% until at least December 31, 2011.
For the period ended June 30, 2009, the Funds incurred the following advisory fees:

Fund	Total Advisory Fees Paid

Balanced	$ 4,120,690
Growth	289,651
Small Cap	5,303
International	10,932
High Yield Bond	494,378
Women’s Equity	94,331
Global Green	33,684
The Adviser has contractually agreed to reimburse Funds to the extent that each Fund’s respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

June 30, 2009

	Individual	Institutional
Fund	Investor Class	Institutional Class	R Class

Balanced	1.50%	1.25%	1.75%
Growth[1]	1.45%	1.20%	1.70%
Small Cap[1]	1.24%	0.99%	1.49%
International[1]	1.40%	1.15%	1.65%
High Yield Bond[1]	0.99%	0.74%	1.24%
Women’s Equity[1]	1.24%	0.99%	N/A
Global Green[1]	1.40%	1.15%	1.65%

[1]	The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2012.
Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders’ and Board of Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.
For the period ended June 30, 2009, the dollar amount of expense reimbursements and fee waivers for each of the Funds were as follows:

	Total Expense Reimbursement by Adviser
	Individual	Institutional
Fund	Investor Class	Institutional Class	R Class

Growth	$ 143,480	$ 4,797	$4
Small Cap	94,447	442	47
International	110,352	607	228
High Yield Bond	58,519	14,228	3
Women’s Equity	100,344	9,671	N/A
Global Green	117,814	1,175	707
The Trust has adopted a plan (“Plan”) pursuant to Rule 12b-1 under the Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a Distribution

June 30, 2009
Notes to Financial Statements, continued
Fee equal to 0.25% of the annual average daily net assets attributable to the Individual Investor Class shares and 0.50% of the annual average daily net assets attributable to the R Class shares. The Distributor may pay all or any portion of the Distribution Fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution Fee as compensation for the Distributor’s services as principal underwriter of the indicated shares of such Fund.
Several individuals who are officers and/or Trustees of the Trust are also employees of the Adviser.
NOTE C—Investment Information
Purchases and proceeds from sales of investments for the Funds for the period ended June 30, 2009 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Government Bonds	Investments[1]	U.S. Government Bonds

Balanced	$449,505,797	$ —	$249,344,926	$ 206,989,220
Growth	14,181,661	—	14,684,389	—
Small Cap	1,732,969	—	1,271,684	—
International	1,711,102	—	540,993	—
High Yield Bond	184,371,023	—	37,087,162	—
Women’s Equity	13,054,707	—	12,897,143	—
Global Green	6,034,112	—	2,763,406	—

[1]	Excluding short-term investments and U.S. Government bonds.
For federal income tax purposes, the identified cost of investments owned at June 30, 2009 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of June 30, 2009 were as follows for the Funds:

June 30, 2009

	Identified cost of	Gross	Gross	Net unrealized
	investments for Federal	unrealized	unrealized	appreciation
Fund	income tax basis	appreciation	depreciation	(depreciation)

Balanced	$ 1,842,373,393	$116,832,154	$183,249,778	$(66,417,624)
Growth	88,791,013	5,209,380	14,161,128	(8,951,748)
Small Cap	1,846,667	112,339	93,767	18,572
International	3,729,576	262,313	315,923	(53,610)
High Yield Bond	289,728,225	8,575,037	7,516,506	1,058,531
Women’s Equity	31,871,533	1,393,349	3,710,025	(2,316,676)
Global Green	10,701,128	716,840	502,503	214,337
At June 30, 2009, the Balanced Fund, International Fund, High Yield Bond Fund, Women’s Equity Fund, and Global Green Fund had unrealized foreign currency gains of $16,759; $23; $4,133; $99; and $84, respectively. The Growth Fund had an unrealized foreign currency loss of $301.
Options Transactions The Funds may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option.
Options are valued daily based upon the last sale price of the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
Securities designated to cover outstanding call or put options are noted in the Schedules of Investments. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in the notes to the Schedules of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Realized gains and losses are reported in the Statements of Operations.

June 30, 2009
Notes to Financial Statements, continued
There are risks associated with transactions in options on securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases above the exercise price and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security continues to decrease after the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction before the exercise date if a liquid secondary market does not exist.
Written option activity for the period ended June 30, 2009 is as follows:

	Outstanding					Outstanding
	at 12/31/08	Written	Closed	Expired	Exercised	at 6/30/09

Balanced Fund
Call Options
Number of contracts	1,100	5,539	(3,489)	—	—	3,150
Premiums received	$387,496	$1,331,939	$(1,124,904)	$—	$—	$594,531
Put Options
Number of contracts	550	3,680	(1,175)	(100)		2,955
Premiums received	$188,113	$1,328,563	$(429,011)	$(15,700)	$—	$1,071,965
Growth Fund
Call Options
Number of contracts	115	—	(115)	—	—	—
Premiums received	$45,505	$—	$(45,505)	$—	$—	$—
Put Options
Number of contracts	142	38	(95)	—	—	85
Premiums received	$54,548	$21,471	$(43,449)	$—	$—	$32,570
Women’s Equity Fund
Call Options
Number of contracts	100	422	(363)	(140)	—	19
Premiums received	$48,199	$90,905	$(102,011)	$(6,550)	$—	$30,543
Put Options
Number of contracts	530	732	(512)	(15)	(166)	569
Premiums received	$156,083	$214,762	$(125,482)	$(3,275)	$(25,117)	$216,971

June 30, 2009
The Funds have adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities”, which requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk related to contingent features of derivative instruments. The disclosure below includes additional information as a result of implementation of FAS 161.
The Balanced Fund, the Growth Fund, and the Women’s Equity Fund held equity option contracts as of June 30, 2009. The fair value of such contracts (not accounted for as hedging instruments under FASB Statement of Financial Accounting Standards No. 133 (“FAS 133”) and whose primary underlying risk exposure is equity risk at June 30, 2009 was as follows:

	Purchased Equity Options	Written Equity Options
	Asset Derivatives	Liability Derivatives
	Fair Value[1]	Fair Value[2]

Balanced Fund	$—	$1,255,575
Growth Fund	—	10,200
Women’s Equity Fund	525	149,127

[1]	Statement of Assets and Liabilities location: Investments, at value.

[2]	Statement of Assets and Liabilities location: Options written, at value.

		Change in Unrealized
		Appreciation or
	Realized Gain (Loss)	(Depreciation) on
	on Derivatives	Derivatives Recognized
	Recognized in Income[1]	in Income[2]

Purchased Options
Women’s Equity Fund	$(33,420)	$(26,600)
Written Options
Balanced Fund	$894,763	$454,838
Growth Fund	74,233	11,212
Women’s Equity Fund	95,589	57,879

[1]	Statement of Operations location: Net realized gain (loss) on Option contracts written.

[2]	Statement of Operations location: Purchased options—Change in unrealized appreciation (depreciation) on Investments; Written options—Change in unrealized appreciation (depreciation) on Option contracts written.

June 30, 2009
Notes to Financial Statements, continued
Repurchase Agreements The Funds may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears the risk of loss in the event the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.
Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Trustees. At June 30, 2009, the Balanced Fund held $18,522,791 or 1.06% of net assets and the High Yield Bond Fund held $57,726,620 or 19.47% of net assets in securities exempt from registration under Rule 144A of the Act.
At June 30, 2009, the High Yield Bond Fund held $11,640,436 of illiquid securities, representing 3.93% of net assets. The Funds will classify as “illiquid” all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund’s net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Funds may experience difficulty in closing out positions at prevailing market prices.

June 30, 2009
NOTE D—Tax Information
The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. These differences primarily relate to investments in foreign denominated securities and real estate investment trusts. Additionally, timing differences may occur due to wash sale loss deferrals. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period, and may result in reclassification among certain capital accounts. For tax purposes, short-term capital gains are considered ordinary income.
The tax character of distributions paid during 2008 and 2007 was as follows:

	Distributions paid in 2008		Distributions paid in 2007
	Ordinary	Long-term	Ordinary	Long-term
Fund	Income	Capital Gains	Income	Capital Gains

Balanced	$39,942,682	$24,284,552	$39,076,403	$101,734,188
Growth	—	2,254,804	1,383,259	11,358,937
Small Cap	1,970	—	—	—
International	22,864	—	—	—
High Yield Bond	9,097,890	—	7,029,656	—
Women’s Equity[1]	276,228	1,189,254	233,598	3,033,756
Global Green	24,532	—	—	—

[1]	Women’s Equity Fund distributions paid in 2007 represent those paid during the nine months ended December 31, 2007.
During the period from November 1, 2008 through December 31, 2008, the Balanced Fund, the Growth Fund, the Small Cap Fund, the International Fund, the High Yield Bond Fund, the Women’s Equity Fund and the Global Green Fund incurred capital losses in the amounts of $80,034,811; $5,175,678; $162,910; $28,149; $1,587,737; $2,948,115; and $148,977, respectively; and the Growth Fund and the Women’s Equity Fund incurred foreign currency losses of $3,638 and $6,107, respectively. These losses are treated for Federal income tax purposes as if they occurred on January 1, 2009. Accordingly, during 2008 the Funds may have made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.

June 30, 2009
Notes to Financial Statements, continued
As of December 31, 2008, the Balanced Fund, Growth Fund, Small Cap Fund, International Fund, High Yield Bond Fund, Women’s Equity Fund, and Global Green Fund had capital loss carryforwards, which may be used to offset future net realized capital gains for Federal income tax purposes in the amounts of $50,133,861; $5,230,390; $12,288; $59,629; $1,961,330; $210,348; and $24,514; respectively; each which expire in 2016.
The Funds have adopted the provisions of Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes”, (“FIN 48”). As of June 30, 2009, Management has analyzed the Funds’ tax positions taken for all open tax years which remain subject to examination by the Funds’ major tax jurisdictions (years 2004 through 2008). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the period ended June 30, 2009, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.
NOTE E—Custodian Bank and Custodian Fees
The custodian fees charged are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the Funds’ custodian. If the Funds did not have such offset arrangements, they could have invested such amounts in income-producing assets. Custody credits for each of the Funds for the period ended June 30, 2009, reported as Fees paid indirectly in the Statements of Operations, were as follows:

Fund	Custody Credits

Balanced	1,024
Growth	31
Small Cap	3
International	1
High Yield Bond	573
Women’s Equity	6
Global Green	—

June 30, 2009
NOTE F—Other
In 2007, the Individual Investor Class of the High Yield Bond Fund received a payment of $197,873 from Pax World Management Corp., the Fund’s Adviser, and a payment of $96,127 from a non-affiliated broker as reimbursement for dilution of returns that may have occurred in that share class as a result of frequent trading activity from 2001-2003. The total of these reimbursements increased the net asset value of the Individual Investor Class of the Fund by approximately $0.03.
Also in 2007, the Balanced Fund received a non-recurring other income item, a litigation settlement, in the amount of $1,250,000. This reimbursement increased the Fund’s net asset value by approximately $0.01.
Management has evaluated subsequent events through August 21, 2009 and determined that no events have occured that require disclosure.
Note G—Proxy Voting
You may obtain a description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC’s website at www.sec.gov.
The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800.767.1729 or visiting Pax World’s website at www.paxworld.com and will be available without charge by visiting the SEC’s website at www.sec.gov.
Note H—Quarterly Portfolio Holdings Disclosure
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained

June 30, 2009
Notes to Financial Statements, continued
by calling 800.SEC.0330. Information contained in each Fund’s Form N-Qs may also be obtained by visiting Pax World’s website at www.paxworld.com or telephoning Pax World (toll-free) at 800.767.1729.
Note I—Board Approval of Advisory Agreements
Review Process The Investment Company Act of 1940 (the “1940 Act”) requires that the Trustees request and evaluate, and that Pax World Management Corp. (the “Adviser”) furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Trust’s investment advisory contract (the “Management Contract”). The Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (the “Independent Trustees”) met telephonically and in person in May and June of 2009 for the specific purpose of considering the Management Contract. In addition, the Trustees consider matters bearing on the Trust and its investment management and other arrangements at their regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Adviser.
In connection with the contract review meetings, the Trustees met and discussed the Management Contract with representatives of the Adviser. The Independent Trustees were assisted in their evaluation of the Management Contract by independent legal counsel, from whom they received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements and with whom they met separately from management. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either orally or in writing.
In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information

June 30, 2009
available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account the common interests of all the Funds in their review.
Nature, Extent and Quality of Services In considering the Management Contract, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory services provided to the Trust by the Adviser, and to be provided to the Trust by Impax. They considered the terms of the Management Contract and received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment program used by the Adviser to manage the Funds, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) the compliance functions of the Adviser, (f) financial results, assets under management and other information relating to the financial resources of the Adviser, and (g) information relating to portfolio manager compensation.
In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Trust. They also took into account information concerning the investment philosophy and investment process used by the Adviser in managing the Funds as well as its in-house investment and social research capabilities. They also considered various investment resources available to the Adviser, including research services acquired with “soft dollars” available to the Adviser as a result of securities transactions effected for the Funds.
The Trustees considered, among other matters, that the Adviser provides the Trust with office space and personnel, and provides oversight and coordination of the Funds’ third-party service providers. These services include accounting, bookkeeping, tax, legal, audit, custody and transfer agency services, and preparation of prospectuses, shareholder reports and other regulatory filings. They also took into account the Adviser’s compliance and operational functions, as well as steps taken by the Adviser to enhance compliance and operational capabilities and the resources being devoted to each.

June 30, 2009
Notes to Financial Statements, continued
The Trustees concluded, within the context of their overall conclusions regarding the Management Contract, that the scope of the services provided to each Fund by the Adviser under the Management Contract was consistent with such Fund’s operational requirements; that the Adviser has the capabilities, resources and personnel necessary to provide the advisory services currently required by each Fund; and that, overall, the nature, extent and quality of the services provided by the Adviser to the Trust were sufficient to warrant approval of the Management Contract.
Fund Performance In connection with the contract review meetings, the Trustees, including the Independent Trustees, reviewed information prepared by Lipper, Inc. (“Lipper”) regarding the total return investment performance of each Fund, comparing each such Fund’s investment results with those of other mutual funds identified by Lipper as having the same investment classification over the 1-, 3-, 5- and 10-year periods (to the extent the Fund had been in existence) ended March 31, 2009. The Trustees, including the Independent Trustees, considered the extent to which the performance of each Fund might be compared to that of other mutual funds that employ socially responsible investing practices, but in light of the limited number of such funds pursuing investment strategies similar to those of the Funds, determined that the broader peer groups identified by Lipper represented a more appropriate comparison. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees receive during the year detailed comparative performance information for each Fund, which includes performance relative to one or more selected securities indices or other benchmarks. The Trustees also considered the portfolio turnover rates of each Fund.
Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contract, that the relevant performance record and process in managing each Fund were sufficient to support approval of the Management Contract.
Fees and Other Expenses The Trustees, including the Independent Trustees, considered the advisory fees paid by each Fund to the Adviser, as well as each Fund’s actual or expected distribution and service (Rule 12b-1) fees, “other expenses” and total expense ratios. In doing so, the Trustees reviewed both information provided by management and information prepared by Lipper regarding the expenses of each Fund relative to those of other mutual funds

June 30, 2009
identified by Lipper. In connection with their review, the Trustees considered the Adviser’s agreement to (i) reimburse the Balanced Fund to the extent such Fund’s total expenses exceed a percentage of average daily net assets per annum of each share class as follows: 1.50% for Individual Investor Class shares, 1.25% for Institutional Class shares and 1.75% for R Class shares, (ii) reduce the High Yield Bond Fund’s advisory fee to 0.50% of average daily net assets until at least December 31, 2011 and further agreed to reimburse the High Yield Bond Fund to the extent its “Other Expenses” for each share class exceed 0.24% until at least December 31, 2012, (iii) reimburse the High Yield Bond Fund to the extent such Fund’s total expenses exceed a percentage of average daily net assets per annum of each share class as follows: 0.99% for Individual Investor Class shares, 0.74% for Institutional Class shares and 1.24% for R Class shares, until at least December 31, 2012, (iv) reimburse the Growth Fund to the extent such Fund’s total expenses exceed a percentage of average daily net assets per annum of each share class as follows: 1.45% for Individual Investor Class shares, 1.20% for Institutional Class shares and 1.70% for R Class shares, until at least December 31, 2012, (v) reimburse the Women’s Equity Fund and Small Cap Fund to the extent any such Fund’s total expenses exceed a percentage of average daily net assets per annum of each share class as follows: 1.24% for Individual Investor Class shares, 0.99% for Institutional Class shares and 1.49% for R Class shares (R Class shares are not offered for Women’s Equity Fund), and (vi) reimburse the International Fund and Global Green Fund to the extent any such Fund’s total expenses exceed a percentage of the average daily net assets per annum of each share class as follows: 1.40% for Individual Investor Class shares, 1.15% for Institutional Class shares and 1.65% for R Class shares. The Trustees observed that the Funds’ advisory fees and total expenses remained generally in line with those of other mutual funds identified by Lipper.
Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contract, that the fees and expenses to be charged represented reasonable compensation to the Adviser and the Trust’s service providers in light of the services provided. In coming to this conclusion, the Trustees took into account, among other factors, the fee waiver and reimbursement agreements described above.
Costs of Services Provided and Profitability The Trustees, including the Independent Trustees, reviewed information regarding the cost of services provided by the Adviser and the estimated profitability of the Adviser’s

June 30, 2009
Notes to Financial Statements, continued
relationship with the Trust, including a profitability report prepared by management detailing the costs of services provided to the Trust by the Adviser, and the profitability to the Adviser of its advisory relationship with the Funds, each for the years ended December 31, 2006, 2007, and 2008, as well as a projection for the year ending December 31, 2009. The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the Adviser’s capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that the Adviser’s level of profitability from its relationship with the Trust was not excessive.
Possible Fall-Out Benefits The Trustees, including the Independent Trustees, considered information regarding the direct and indirect benefits to the Adviser from its relationships with the Trust, including reputational and other “fall out” benefits. During the course of the year, the Board of Trustees received presentations from the Adviser about its trading practices and brokerage arrangements, including its policies with respect to research provided to the Adviser in connection with trade execution for the Funds (soft dollar arrangements), and the Trustees accepted the representation of the Adviser that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Trustees considered the receipt of these benefits in light of the Adviser’s profitability, and concluded that such benefits were not excessive.
Possible Economies of Scale The Trustees, including the Independent Trustees, considered the extent to which the Adviser may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund.
The Trustees noted that the advisory fee schedules for the Balanced Fund, Growth Fund and High Yield Bond Fund contain breakpoints that reduce the fee rate on assets above specified levels and that the Funds were currently

June 30, 2009
benefiting from the attainment of such breakpoints. The Trustees further noted the fee waiver and reimbursement agreements described above. Based on these observations, the Trustees concluded that the Funds’ overall fee arrangements would represent an appropriate sharing at the present time between Fund shareholders and the Adviser of any economies of scale or other efficiencies in the management of each Fund at current asset levels.
Conclusions Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Management Contract with respect to each Fund was in the best interests of the Fund and should be approved.

Account Options and Services
At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.
Types of Accounts
Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.
Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.
Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.
SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.
SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.
Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child’s education.
Services
Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.
Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.
www.paxworld.com Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.
Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.
This semi-annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800.767.1729 or visit www.paxworld.com.
Distributor: ALPS Distributors, Inc. member of FINRA (8/09).

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Item 2. Code of Ethics.
     This disclosure is not required for the Semi-annual report filing.
Item 3. Audit Committee Financial Expert.
     This disclosure is not required for the Semi-annual report filing.
Item 4. Principal Accountant Fees and Services.
     This disclosure is not required for the Semi-annual report filing.
Item 5. Audit Committee of Listed Registrants.
     This disclosure is not applicable to the Registrant.
Item 6. Schedule of Investments.
A complete series of schedules of investments are included as part of the Report to Shareholders filed under Item 1
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
This disclosure is not applicable to the Registrant, as it is an open-end investment company.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
This disclosure is not applicable to the Registrant, as it is an open-end investment company.
Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
This disclosure is not applicable to the Registrant, as it is an open-end investment company.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.
Item 11. Controls and Procedures.
     (a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.
     (b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

	(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

	(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)	Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust I

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President
Date August 21, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf by the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)
Date August 21, 2009

By (Signature and Title)	/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)
Date August 21, 2009

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